                                                             OMB APPROVAL
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                             BRUNSWICK CORPORATION
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[ ]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

(BRUNSWICK LOGO)

March 21, 2003

Dear Brunswick Shareholder:

You are cordially invited to attend the 2003 Annual Meeting of Brunswick Shareholders to be held on Wednesday, April 30, 2003, at 1:30 p.m. EDT at the Radisson Summit Hill, 401 Summit Hill Drive, Knoxville, Tennessee 37902.

The formal Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be acted on at the meeting.

It is important that your shares be represented at the meeting. Please submit your vote according to the instructions on the enclosed proxy card as promptly as possible to ensure your representation at the meeting. Even if you have given your proxy, you may revoke it at any time prior to the meeting and may still vote in person if you attend the meeting. An admission ticket will be required for attendance at the 2003 annual meeting. Procedures for securing an admission ticket are described in the formal Notice of Annual Meeting accompanying this letter. If your shares are held of record by a broker, bank, or other nominee and you wish to vote at the meeting, you will NOT be permitted to vote in person at the meeting unless you both obtain a proxy issued in your name from the broker, bank or other nominee and receive an admission ticket by following the procedures described in the Notice of Annual Meeting.

Shares held in Brunswick's Employee Stock Ownership Plan (BESOP), Retirement Savings Plan (BRSP) or Rewards Plan MAY NOT be voted in person at the meeting.

Finally, please note that you have several voting options. In addition to returning the enclosed proxy card, you may also vote either by telephone or via the Internet at www.proxyvote.com. Please refer to the enclosed proxy card for further instructions concerning these voting alternatives.

Thank you for your continued support of Brunswick.

Sincerely,

/s/ George W. Buckley
George W. Buckley
Chairman

Brunswick Corporation 1 N. Field Court Lake Forest, IL 60045-4811
Telephone 847.735.4700

[BRUNSWICK LOGO]                                        Notice of Annual Meeting

March 21, 2003

Dear Brunswick Shareholder:

The Annual Meeting of Shareholders of Brunswick Corporation will be held at the Radisson Summit Hill, 401 Summit Hill Drive, Knoxville, Tennessee 37902, on Wednesday, April 30, 2003, at 1:30 p.m. EDT for the following purposes:

(1) To elect five (5) directors,

(2) To approve the Brunswick Corporation 2003 Stock Incentive Plan,

(3) To ratify the appointment of Ernst & Young LLP as independent auditors, and

(4) To consider such other business as may properly come before the meeting.

Brunswick shareholders of record at the close of business on March 3, 2003, will be entitled to notice of and to vote at the meeting and any adjournment thereof.

By order of the Board of Directors,

-s- Marschall I. Smith

Marschall I. Smith
Secretary

 ADMISSION TO THE 2003 ANNUAL MEETING

 Please note that a ticket will be required for admission to the 2003 annual meeting. An admission ticket will be mailed to you if:

 - your Brunswick shares are registered in your name and you check the appropriate box on your proxy card (or, for those voting shares over the Internet or by telephone, if you click the appropriate box on the electronic proxy card or follow the telephone instructions when prompted); or

 - your Brunswick shares are held in the name of a broker or other nominee, and you request an admission ticket by writing to: Brunswick Corporation, 1 N. Field Court, Lake Forest, Illinois 60045-4811, Attn: Shareholder Services, or by sending a request by facsimile to (847) 735-4671. You must enclose written evidence of your ownership of Brunswick Common Stock as of March 3, 2003, such as a brokerage statement or letter from your broker.

 ONLY SHAREHOLDERS WHO OWN BRUNSWICK COMMON STOCK AS OF MARCH 3, 2003, OR THEIR DULY APPOINTED PROXIES, WILL BE ENTITLED TO ATTEND THE 2003 ANNUAL MEETING. YOUR ADMISSION TICKET WILL SERVE AS VERIFICATION OF YOUR OWNERSHIP.

Brunswick Corporation 1 N. Field Court Lake Forest, IL 60045-4811
Telephone 847.735.4700

[BRUNSWICK LOGO]                                                 Proxy Statement

     The Board of Directors of Brunswick Corporation ("Brunswick") is soliciting proxies from Brunswick's shareholders for the annual meeting to be held at the Radisson Summit Hill, 401 Summit Hill Drive, Knoxville, Tennessee 37902, on Wednesday, April 30, 2003, at 1:30 p.m. EDT. This proxy statement is first being mailed to shareholders on or about March 26, 2003.

                               ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At the annual meeting, shareholders will act upon matters described in the Notice of Annual Meeting that accompanies this proxy statement, including the election of directors, the approval of the Brunswick Corporation 2003 Stock Incentive Plan and the ratification of the Board's recommendation regarding Brunswick's independent auditors. In addition, members of management will respond to questions raised by Brunswick shareholders.

WHO IS ENTITLED TO VOTE?

     Only holders of the 90,247,722 shares of Brunswick Common Stock issued and outstanding as of the close of business on March 3, 2003 (the "Record Date"), will be entitled to vote at the meeting. Each holder as of the Record Date is entitled to one vote for each share of Brunswick Common Stock he or she holds.

WHO CAN ATTEND THE MEETING?

     Please note that a ticket will be required for admission to the 2003 annual meeting. An admission ticket will be mailed to you if:

     - your Brunswick shares are registered in your name and you check the appropriate box on your proxy card (or, for those shareholders voting shares over the Internet or by telephone, if you click the appropriate box on the electronic proxy card or follow the telephone instructions when prompted); or

     - your Brunswick shares are held in the name of a broker or other nominee, and you request an admission ticket by writing to: Brunswick Corporation, 1 N. Field Court, Lake Forest, Illinois 60045-4811, Attn: Shareholder Services, or by sending a request by facsimile to (847) 735-4671. You must enclose written evidence of your ownership of Brunswick Common Stock as of March 3, 2003, such as a brokerage statement or letter from your broker.

     Only shareholders who own Brunswick Common Stock as of March 3, 2003, or their duly appointed proxies, will be entitled to attend the 2003 annual meeting. Your admission ticket will serve as verification of your ownership.

WHAT CONSTITUTES A QUORUM?

     A majority of the 90,247,722 shares of Brunswick Common Stock issued and outstanding on the Record Date must be represented, in person or by proxy, to provide a quorum at the annual meeting. Shares represented by properly executed proxy cards either marked "ABSTAIN" or returned without voting instructions are counted as present for purposes of determining whether the quorum requirement is satisfied. Also, in those instances where shares are held by brokers who are prohibited from exercising discretionary authority for beneficial owners who have not given voting instructions ("broker nonvotes"), those shares will be counted as present for quorum purposes. Broker nonvotes will not be counted as votes for or against any proposal.

HOW DO I VOTE?

     Shareholders of record can vote in person, by mail or telephone or on the Internet at www.proxyvote.com. The deadline for voting by telephone or via the Internet is 11:59 p.m. EDT on April 29, 2003. Your shares will be voted as you indicate. You may specify whether your shares will be voted for all, some or none of the nominees for director, whether your shares should be voted for or against approval of the Brunswick Corporation 2003 Stock Incentive Plan and whether your shares should be voted for or against the ratification of Brunswick's independent auditors.

     If your shares are held of record by a broker, bank or other nominee and you wish to vote in person at the meeting, you must first obtain a proxy issued in your name from the institution that holds your shares. You also must request an admission ticket by writing to: Brunswick Corporation, 1 N. Field Court, Lake Forest, Illinois 60045-4811, Attn: Shareholder Services, or by sending a request by facsimile to (847) 735-4671. Please enclose with your request written evidence of your ownership of Brunswick Common Stock as of March 3, 2003, such as a brokerage statement or letter from your broker.

     Any proxy given by a shareholder who is also a participant in either the Brunswick Dividend Reinvestment Plan or the Brunswick Employee Stock Investment Plan will also govern the voting of all shares held for that shareholder's account under those plans, unless contrary instructions are received.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. Even after you have submitted your proxy, you can change your vote at any time before the proxy is exercised by (i) voting in person by ballot at the meeting, (ii) returning a later-dated proxy card, (iii) entering a new vote by telephone or on the Internet or (iv) delivering written notice of revocation to Brunswick's Secretary.

HOW DO I VOTE MY SHARES IN BRUNSWICK EMPLOYEE STOCK PLANS?

     If you are a participant in the Brunswick Employee Stock Ownership Plan, Retirement Savings Plan or Rewards Plan, you will not be able to vote the shares that you hold in those plans at the annual meeting. Instead, you are entitled to instruct the plan trustee for the relevant plan how to cast the votes related to your plan shares. Participants in any plan may give instructions to the plan trustee for that plan by mail, by telephone or on the Internet. To vote by mail, complete, sign and date the enclosed proxy card and return it in the enclosed prepaid envelope. To vote by telephone or on the Internet, please follow the instructions on the enclosed proxy card. Brunswick's tabulator, Automatic Data Processing, must receive your vote by 5:00 p.m. EDT on Friday, April 25, 2003. The trustee will vote your shares as you indicate. The trustee will vote allocated shares (except for shares acquired with tax credit contributions) for which proxies are not received and unallocated shares in the same proportion as it votes allocated shares for which it receives instructions.

WHO WILL COUNT THE VOTES?

     Brunswick's tabulator, Automatic Data Processing, will count the votes. Lesley Akers and Mary Theis, both of Brunswick's shareholder services department, will act as inspectors of election.

HOW WILL MY SHARES BE VOTED IF I SIGN, DATE AND RETURN MY PROXY CARD BUT DO NOT GIVE VOTING INSTRUCTIONS?

     If you sign, date and return your proxy card, your shares will be voted as you direct. If you do not indicate how you want your shares voted, your proxy will be voted for the election of the five director nominees, for the approval of the Brunswick Corporation 2003 Stock Incentive Plan and for the ratification of Ernst & Young LLP as Brunswick's independent auditors for 2003.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

     The Board recommends a vote for the election of the five director nominees, for the approval of the Brunswick Corporation 2003 Stock Incentive Plan and for the ratification of Ernst & Young LLP as

Brunswick's independent auditors for the 2003 fiscal year. With respect to any other matter that is properly brought before the meeting, the proxy holders will vote the proxies held by them in accordance with their best judgement.

WHAT VOTE IS REQUIRED TO APPROVE EACH MATTER TO BE CONSIDERED AT THE ANNUAL MEETING?

     Election of Directors: Directors will be elected by a plurality of the votes cast at the annual meeting on the election of directors. Abstentions or broker nonvotes will not affect the outcome. If any one or more of the five director nominees is unable to serve, votes will be cast, pursuant to authority granted by the enclosed proxy, for the person or persons that the Board of Directors designates as alternates.

     Approval of Brunswick Corporation 2003 Stock Incentive Plan: The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the approval of the Brunswick Corporation 2003 Stock Incentive Plan will be required for approval. Abstentions are the same as votes against approval. Broker nonvotes will not be considered represented in person or by proxy or entitled to vote on the matter.

     Ratification of Independent Auditors: The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the ratification of Brunswick's independent auditors will be required for approval. Abstentions are the same as votes against ratification. Broker nonvotes will not be considered represented in person or by proxy or entitled to vote on the matter.

WILL MY VOTE BE KEPT CONFIDENTIAL?

     Yes. As a matter of policy, shareholder proxies, ballots and tabulations that identify individual shareholders are kept secret and are available only to Brunswick's tabulator and inspectors of election, who are required to acknowledge their obligation to keep your votes confidential.

WHO PAYS TO PREPARE, MAIL AND SOLICIT THE PROXIES?

     Brunswick pays all of the costs of preparing, mailing and soliciting proxies. Brunswick asks brokers, banks, voting trustees and other nominees and fiduciaries to forward proxy materials to the beneficial owners and to obtain authority to execute proxies, for which they are reimbursed upon request. In addition to solicitation by mail, telephone, facsimile, telegraph, Internet or personal contact by its officers and employees, Brunswick has retained the services of Georgeson Shareholder Communications Inc. to solicit proxies for a fee of $9,900 plus expenses.

WHAT IF OTHER MATTERS COME UP DURING THE MEETING?

     If any matters other than those referred to in the Notice of Annual Meeting should properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgement. Management does not know of any business other than that referred to in the Notice that may be considered at the meeting.

                     PROPOSAL NO. 1: ELECTION OF DIRECTORS

     Five directors are to be elected at the 2003 annual meeting. The Board of Directors has nominated George W. Buckley, Michael J. Callahan, Manual A. Fernandez, Peter B. Hamilton and Roger W. Schipke for election as directors to serve for terms expiring at the 2006 annual meeting or until their respective successors shall have been elected and qualified. Mr. Buckley, Mr. Callahan, Mr. Fernandez, Mr. Hamilton and Mr. Schipke have served as directors since 2000, 1991, 1997, 2000 and 1993, respectively.

     The Board is currently comprised of 14 directors. Bettye Martin Musham and Jay W. Lorsch will retire from the Board at the 2003 annual meeting in accordance with the Board of Directors' Principles and Practices (described below), which establishes a retirement age of 70 for directors. These retirements will reduce the size of the Board of Directors to 12 members.

     Brunswick's Restated Certificate of Incorporation provides that the Board of Directors shall be divided into three classes, each consisting, as nearly as may be possible, of one-third of the total number of directors. The retirements of Mr. Lorsch and Ms. Martin Musham will create an imbalance in Brunswick's Board classes, with classes comprised of five directors, three directors and four directors for the classes holding office until 2006, 2005 and 2004, respectively. To rebalance the classes in accordance with Brunswick's Certificate of Incorporation and assuming that he is re-elected at the 2003 annual meeting, immediately following the 2003 annual meeting Mr. Buckley will voluntarily be reassigned to the class standing for reelection at the 2005 annual meeting, effectively shortening his three-year term to two years. Mr. Buckley's reassignment will result in three classes comprised of four directors each.

     It is intended that votes will be cast, pursuant to authority granted by the enclosed proxy card (including electronic or telephonic voting), for the election of the nominees named above as Brunswick's directors, except as otherwise specified. Biographical information follows for each person nominated and each person whose term of office will continue after the 2003 annual meeting.

NOMINEES FOR ELECTION FOR TERMS EXPIRING AT THE 2006 ANNUAL MEETING:

   [BUCKLEY PHOTO]      GEORGE W. BUCKLEY                Director since 2000
                        Chairman of the Board and Chief Executive Officer of
                        Brunswick since 2000; President and Chief Operating Officer of Brunswick, May to June 2000; Executive Vice President of
                        Brunswick, February to May 2000; President -- Mercury Marine
                        Group, 1997 to 2000; Senior Vice President of Brunswick,
                        1998 to 2000; Vice President of Brunswick, 1997 to 1998;
                        director of Ingersoll-Rand Company and Tyco International
                        Ltd.; age 56

   [CALLAHAN PHOTO]     MICHAEL J. CALLAHAN                Director since 1991
                        Financial consultant; Executive Vice President and Chief
                        Financial Officer of FMC Corporation, a producer of
                        chemicals for industry and agriculture, 1994 to 1999;
                        Executive Vice President and Chief Financial Officer of
                        Whirlpool Corporation, a manufacturer of major home
                        appliances, 1992 to 1994; director of Material Sciences
                        Corporation; age 64

   [FERNANDEZ PHOTO]    MANUEL A. FERNANDEZ                Director since 1997
                        Chairman Emeritus of Gartner, Inc., an information
                        technology company, since 2001; Chairman of Gartner Group,
                        Inc., 1995 to 2001; Chief Executive Officer of Gartner
                        Group, Inc., 1995 to 1998; President and Chief Executive
                        Officer of Gartner Group, Inc., 1991 to 1997; Managing
                        Director -- SI Ventures, LLC, a venture capital partnership, since 1998; director of The Black & Decker Corporation;
                        Trustee of the University of Florida; age 56

   [HAMILTON PHOTO]     PETER B. HAMILTON                Director since 2000
                        Vice Chairman of the Board of Brunswick and
                        President -- Brunswick Bowling & Billiards since 2000;
                        Executive Vice President and Chief Financial Officer of
                        Brunswick, 1998 to 2000; Senior Vice President and Chief
                        Financial Officer of Brunswick, 1995 to 1998; director of
                        The Talbots, Inc; age 56

   [SCHIPKE PHOTO]      ROGER W. SCHIPKE                Director since 1993
                        Private investor; Executive in Residence, University of
                        Louisville, College of Business and Public Administration;
                        Adjunct Professor, University of Kentucky, Gatton College of
                        Business and Economics; Chairman of the Board and Chief
                        Executive Officer of The Sunbeam Corporation from 1994 to
                        1996; director of Legg-Mason, Inc. and The Rouse Company;
                        age 66

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES NAMED ABOVE.

   DIRECTORS CONTINUING IN OFFICE UNTIL THE 2005 ANNUAL MEETING:

   [BERN PHOTO]         DORRIT J. BERN                Director since 2000
                        Chairman of the Board, President and Chief Executive Officer
                        of Charming Shoppes, Inc., a company operating a chain of
                        women's specialty apparel stores, since 1997; Vice Chairman of the Board, President and Chief Executive Officer of
                        Charming Shoppes, Inc., 1995 to 1997; director of The
                        Southern Company; member of The Committee of 200, America's
                        Women Business Leaders; age 52

   [HARF PHOTO]         PETER HARF                Director since 1996
                        Chairman and Chief Executive Officer of Joh. A. Benckiser,
                        GmbH, a German financial holdings company, since 1988;
                        Chairman of the Board of Coty Inc., Benckiser's U.S.-based international cosmetics business, since 1993; Chief
                        Executive Officer of Coty Inc. from 1993 to 2001; Deputy
                        Chairman of the Board of Reckitt Benckiser plc; Vice
                        Chairman of the Supervisory Board of the non-profit DKMS
                        German Bone Marrow Donor Database; age 56

   [STAYER PHOTO]       RALPH STAYER                Director since 2002
                        Chairman of the Board, President and Chief Executive Officer
                        of Johnsonville Sausage LLC since 1968; Founder of
                        Leadership Dynamics, a consulting firm; National Trustee of
                        Boys and Girls Clubs -- Midwest Region; Trustee of Marian
                        College; Board member of PAVE, an organization dedicated to improving education opportunities for urban students in
                        Milwaukee; age 59

   DIRECTORS CONTINUING IN OFFICE UNTIL THE 2004 ANNUAL MEETING:

   [ARCHIBALD PHOTO]    NOLAN D. ARCHIBALD                Director since 1995
                        Chairman of the Board, President and Chief Executive Officer
                        of The Black & Decker Corporation, a consumer and commercial products company, since 1986; recipient of the American
                        Marketing Association's Edison Achievement Award; director of Lockheed Martin Corporation; age 59

   [BLEUSTEIN PHOTO]    JEFFREY L. BLEUSTEIN                Director since 1997
                        Chairman of the Board of Harley-Davidson, Inc., a motorcycle manufacturer, since 1998; President and Chief Executive
                        Officer of Harley-Davidson, Inc., since 1997; President and
                        Chief Operating Officer of the Motorcycle Division of
                        Harley-Davidson, Inc., 1993 to 1997; member of the
                        President's Council on the 21st Century Workforce; age 63

   [PHILLIPS PHOTO]     GRAHAM H. PHILLIPS                Director since 2002
                        Retired; Chairman and Chief Executive Officer of Young &
                        Rubicam Advertising, 1999 to 2000; Chairman of
                        Burson-Marsteller, the perception management division of
                        Young & Rubicam, Inc., from 1997 to 1999; Chairman and Chief
                        Executive Officer of Ogilvy & Mather Worldwide, from 1989 to
                        1992; age 64

   [RYAN PHOTO]         ROBERT L. RYAN                Director since 1998
                        Senior Vice President and Chief Financial Officer of
                        Medtronic, Inc., a medical technology company, since 1993;
                        Vice President, Finance, and Chief Financial Officer of
                        Union Texas Petroleum Corporation, from 1984 to 1993;
                        director of UnitedHealth Group; Chairman of the Board of
                        Abbott Northwestern Hospital; age 59

                            COMMITTEES AND MEETINGS

     The Board of Directors met five times during 2002. All directors attended 75 percent or more of the board meetings and meetings of committees of which they were members during 2002.

     The Board of Directors has adopted written Principles and Practices (the "Principles"), a copy of which is attached to this proxy statement as Appendix I, to assist it in the performance of its duties and the exercise of its responsibilities. The Principles reflect the views of the Board with respect to corporate governance issues generally. The Board believes that good corporate governance is a source of competitive advantage for Brunswick. Good governance allows the skills, experience and judgment of the Board to support Brunswick's executive management team, enabling management to improve Brunswick's performance and maximize shareholder value.

     The Principles are divided into four broad sections: (a) Board Roles and Responsibilities, (b) Board Selection and Composition, (c) Board Operations and
(d) Other Matters.

     - Board Roles and Responsibilities. This section addresses topics including the objectives and responsibilities of the Board as well as the expectations of individual directors and the Board's expectations of management.

     - Board Selection and Composition. This section addresses topics relating to the composition of the Board including, among others, the size of the Board, Board leadership, independent directors, the nomination and selection of directors, service on other boards, director retirement and director orientation and continuing education.

     - Board Operations. This section addresses a variety of Board-related operational matters including, among others, Board and committee meetings, executive sessions, committee composition, Board communication with executive management, Board and Chief Executive Officer evaluation, corporate strategy and management development and succession planning.

     - Other Matters. This section addresses the compensation of directors, director share ownership, management service on other boards and corporate communications.

     The Principles are guidelines rather than rigid rules that govern the Board's activities and are subject to modification from time to time by the Board.

     The Board of Directors has Audit, Finance, Human Resource and Compensation and Corporate Governance Committees. The Board of Directors no longer has an Executive Committee. Prior to May 2002, the functions of the Audit Committee and the Finance Committee were performed by a single Audit and Finance Committee. Each of these committees is composed solely of independent directors. From time to time, the Board of Directors meets without members of management present. At these meetings, Mr. Fernandez serves as the presiding director.

AUDIT COMMITTEE

     Members of the Audit Committee are Mr. Callahan (Chairman), Ms. Bern and Mr. Ryan. When the Board fills the vacancies on the Corporate Governance Committee and the Human Resource and Compensation Committee caused by the retirements of Mr. Lorsch and Ms. Martin Musham, Ms. Bern will be reassigned from the Audit Committee to the Human Resource and Compensation Committee, and Mr. Stayer will be appointed to the Audit Committee. The Board of Directors has determined that all members of the Audit Committee are independent, in accordance with the New York Stock Exchange audit committee requirements. The Audit Committee assists the Board in fulfilling its responsibility to Brunswick's shareholders and the investment community with respect to overseeing Brunswick's accounting, auditing and reporting practices, its internal controls and the integrity of its financial information. The Audit Committee maintains free and open communication with the Board, the independent auditors, the internal auditors and management. The Audit Committee may, at its sole discretion and at Brunswick's expense, obtain advice and assistance from outside legal, financial, accounting or other experts. The Audit Committee's specific responsibilities include, but are not limited to:

     - Appointing (subject to shareholder ratification), terminating, compensating and overseeing Brunswick's independent auditors, which report directly to the Audit Committee;

     - Approving in advance all audit and non-audit engagements of Brunswick's independent auditors;

     - Reviewing and evaluating the qualifications, performance and independence of Brunswick's independent auditors and periodically presenting its conclusions to the Board;

     - Reviewing the performance of Brunswick's internal audit function;

     - Reviewing the adequacy and effectiveness of Brunswick's internal controls, any special audit steps adopted in light of any material control deficiencies and the performance and qualifications of the internal audit staff;

     - Reviewing and discussing significant findings on specific audits completed by the internal audit function and management's responses to those findings, including any follow-up action undertaken as a result of those findings;

     - Reviewing accounting principles and financial statement presentations, including significant changes in Brunswick's selection or application of accounting policies;

     - Reviewing and discussing Brunswick's reporting and disclosure policies;

     - Reviewing and discussing with both management and Brunswick's independent auditors prior to public disclosure Brunswick's annual audited and quarterly financial statements, Brunswick's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and annual and quarterly reports to shareholders;

     - Reviewing and discussing with Brunswick's independent auditors any audit problems or difficulties and other issues and recommendations identified by the independent auditors together with management's responses;

     - Reviewing and discussing earnings announcements, financial information and earnings guidance provided to shareholders, analysts and rating agencies;

     - Reviewing with Brunswick's independent auditors any restrictions on the scope of the independent auditors' activities or access to requested information, and any significant disagreements with management;

     - Recommending to the Board hiring practices for employees or former employees of the independent auditors consistent with Section 206 of the Sarbanes-Oxley Act of 2002;

     - Conducting or authorizing investigations into any matters within the Audit Committee's scope of responsibility;

     - Reporting to the Board on its activities following each meeting of the Audit Committee; and

     - Monitoring and considering implementation of best-demonstrated audit and control practices.

     The Audit Committee met nine times during 2002. The Committee operates pursuant to a written charter, a copy of which is attached to this proxy statement as Exhibit A to Appendix I.

FINANCE COMMITTEE

     Members of the Finance Committee are Mr. Schipke (Chairman), Mr. Archibald and Mr. Harf. The Finance Committee may, at its sole discretion and at Brunswick's expense, obtain advice and assistance from independent legal, financial, accounting and other advisors. The responsibilities of the Finance Committee include, but are not limited to:

     - Reviewing Brunswick's financial structure, including any special purpose entities, any other off-balance sheet or off-shore transactions that have or could have an impact on the financial structure of Brunswick, or any non-ordinary course of business financial transactions;

     - Reviewing Brunswick's financial policies and procedures, capital expenditures and capital expenditure budgets, and proposals for corporate financing (including the issuance, sale and repurchase of Brunswick's securities);

     - Reviewing proposals for short-term and long-term borrowings;

     - Making recommendations to the Board concerning the declaration and distribution of dividends;

     - Coordinating the Board's review of proposals for (and monitoring the performance of): (a) material investments and divestitures (including mergers, acquisitions, new business ventures, joint ventures, leasing transactions, real estate transactions and other capital expenditures); and (b) other significant transactions that are not in the ordinary course of Brunswick's business;

     - Reviewing and evaluating Brunswick's tax strategy, insurance coverage and related matters;

     - Reviewing and discussing policies regarding risk and risk management, significant risks and exposures; and

     - Coordinating the Board's annual review of Brunswick's delegation of authority policy and overseeing compliance with that policy.

     The Finance Committee met six times during 2002. The Committee operates pursuant to a written charter, a copy of which is attached to this proxy statement as Exhibit C to Appendix I.

HUMAN RESOURCE AND COMPENSATION COMMITTEE

     Members of the Human Resource and Compensation Committee are Mr. Fernandez (Chairman), Mr. Phillips and Mr. Lorsch. As mentioned above, Mr. Lorsch will be retiring from the Board of Directors at the 2003 annual meeting. In accordance with Brunswick's By-laws, the Board plans to fill the vacancy on the Human Resource and Compensation Committee created by Mr. Lorsch's retirement by appointing

Ms. Bern at that time. The Human Resource and Compensation Committee may, at its sole discretion and at Brunswick's expense, obtain advice and assistance from independent legal, financial, accounting and other advisors. The responsibilities of the Human Resource and Compensation Committee include, but are not limited to:

     - Together with the Corporate Governance Committee, conducting the annual review of the Chief Executive Officer's performance;

     - Determining the equity-based compensation of the Chief Executive Officer and making recommendations to the Board regarding non-equity based compensation of the Chief Executive Officer;

     - Determining compensation paid to Brunswick's senior executives;

     - Developing and overseeing policies for the administration of compensation and benefit plans;

     - Reviewing and coordinating Board review of Brunswick's compensation and benefit plans for alignment with corporate objectives;

     - Reviewing and commenting on management development for key management positions and coordinating, together with the Chief Executive Officer, the Board's annual review of the Chief Executive Officer succession plan;

     - Approving benefit programs that specifically benefit senior management;
       and

     - Monitoring and considering developments and best practices in human resource and compensation practices.

     The Human Resource and Compensation Committee met six times during 2002. The Committee operates pursuant to a written charter, a copy of which is attached to this proxy statement as Exhibit D to Appendix I.

CORPORATE GOVERNANCE COMMITTEE

     Members of the Corporate Governance Committee are Mr. Bleustein (Chairman), Mr. Stayer and Ms. Martin Musham. As mentioned above, Ms. Martin Musham will be retiring from the Board of Directors at the 2003 annual meeting. In accordance with Brunswick's By-laws, the Board will fill the vacancy on the Corporate Governance Committee created by Ms. Martin Musham's retirement by appointing Mr. Phillips at that time. The Corporate Governance Committee may, at its sole discretion and at Brunswick's expense, obtain advice and assistance from outside legal, financial, accounting and other advisors, including search firms or consultants retained for the purpose of identifying director candidates. The responsibilities of the Corporate Governance Committee include, but are not limited to:

     - Reviewing policies and programs designed to ensure Brunswick's compliance with the highest ethical standards and with all applicable legal and regulatory requirements and regularly reporting on that compliance to the Board;

     - Periodically receiving reports on Brunswick's ethics and compliance program;

     - Together with the Human Resource and Compensation Committee, conducting the annual review of the Chief Executive Officer's performance;

     - Reviewing and making recommendations to the Board with respect to director compensation;

     - Recommending to the Board criteria for new directors and establishing guidelines to ensure appropriate diversity of perspective, background and experience;

     - Together with the Chairman of the Board, identifying, screening, interviewing and recommending to the Board potential director nominees;

     - Overseeing the orientation of new directors and continuing education of directors;

     - Coordinating the review of each incumbent director's performance at the time of his or her renomination;

     - Coordinating the annual review of Brunswick's Principles and Practices;

     - Together with the Chairman of the Board, recommending to the Board the size, membership and chairs of the Board's committees; and

     - Monitoring changes in, and approving all major changes to, Brunswick's organizational structure.

     The Corporate Governance Committee met seven times during 2002. The Committee operates pursuant to a written charter, a copy of which is attached to this proxy statement as Exhibit B to Appendix I.

DIRECTOR NOMINATIONS

     The By-laws provide that nominations for the election of directors may be made by the Board of Directors or a committee appointed by the Board of Directors. The Corporate Governance Committee has been appointed by the Board to make the nominations and will consider qualified director candidates who are suggested by shareholders in written submissions to Brunswick's Secretary. In addition, the By-laws provide the following procedures for shareholder nominations:

     - If a shareholder intends to nominate one or more director candidates to stand for election at an annual meeting of shareholders, the shareholder must deliver written notice of the nomination to Brunswick's Secretary not less than 90 days or more than 120 days prior to the anniversary date of the immediately preceding annual meeting of shareholders;

     - If a shareholder intends to nominate one or more director candidates to stand for election at a special meeting of shareholders, the shareholder must deliver written notice of the nomination to Brunswick's Secretary not later than the close of business on the tenth day following the date on which notice of the meeting is first given to shareholders.

     A notice of nomination submitted by a shareholder must set forth the following information concerning the nominating shareholder and the shareholder's nominee(s):

     - Their names and addresses;

     - A representation that the shareholder is entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

     - A description of all arrangements or understandings between the shareholder and each nominee and any other information as would be required to be included in a proxy statement soliciting proxies for the election of the nominee(s) of the shareholder; and

     - The consent of each nominee to serve as a director of Brunswick if so elected.

     The chairman of the meeting may refuse to acknowledge any nomination not made in compliance with the foregoing procedure.

DIRECTOR COMPENSATION

     During 2002, the Corporate Governance Committee conducted a review of director compensation practices as reported in several published surveys and reported by a group of 34 peer companies that Brunswick uses for compensation benchmarking purposes. Based on this review and corporate governance issues raised during 2002, several changes were made to Brunswick's compensation programs for directors who are not employees.

     Annual Fee and Deferred Stock Awards: Directors who are not employees are entitled to an annual fee of $100,000. The director who is the chair of the Audit Committee is entitled to an additional fee of $15,000, and the other directors who are members of the Audit Committee are entitled to an additional fee of $7,500 due to the increased time commitment required of those directors. The directors who chair the Finance, Human Resource and Compensation and Corporate Governance Committees are entitled to an additional annual fee of $7,500. One-half of each director's annual fee is paid in Brunswick Common Stock, which may be deferred until after retirement from the Board. Each director may elect to have the remaining one-half paid as follows:

     - In cash;

     - In Brunswick Common Stock distributed currently; or

     - In deferred stock awards with a 20 percent premium.

     For directors who elect to receive one-half of their annual fee in deferred stock awards, the number of shares of stock is determined by multiplying the cash amount by 1.2, then dividing that amount by the closing price of Brunswick Common Stock on the date of award. During 2002, non-employee directors could elect to receive one-half of their retainer in stock options, and the number of options was determined by multiplying the cash amount by four, then dividing that amount by the closing price of Brunswick Common Stock on the date of grant.

     Stock Options: Immediately following Brunswick's 2002 annual meeting of shareholders, each non-employee director received options to purchase 3,000 shares of Brunswick Common Stock. Non-employee directors first elected in 2002 also received options to purchase 3,000 shares of Brunswick Common Stock. Beginning in 2003, stock options will no longer be granted to non-employee members of the Board of Directors.

     The exercise price of all options is the closing price of Brunswick Common Stock on the date of grant. Options received by directors in lieu of taking their retainers in cash were immediately vested and are exercisable six months following the date of grant. One-half of the shares awarded in all other non-employee director option grants vest and become exercisable on each of the first and second anniversaries of the date of grant. All non-employee director options become exercisable immediately upon a change in control of Brunswick, death, disability or retirement upon reaching the mandatory retirement age for directors, and may be exercised at any time after becoming exercisable until the tenth anniversary of the date of grant.

     Stock Ownership Guidelines: In February 2003, the Board of Directors adopted stock ownership guidelines for non-employee directors. By April 30, 2006, each current non-employee director must own at least 10,000 shares of Brunswick Common Stock, and by April 30, 2008, each current non-employee director must own at least 20,000 shares of Brunswick Common Stock. A new non-employee director will be expected to meet these levels of stock ownership within three and five years, respectively, of the date on which he or she commences service as a director. For purposes of satisfying the guidelines, deferred stock awards are included.

     Brunswick Product Program: Directors are encouraged to use Brunswick products to enhance their understanding and appreciation of the business. Directors may receive Brunswick products with an aggregate value of up to $10,000 annually. The value of the products is included in the directors' taxable income, and Brunswick reimburses directors for applicable tax liability associated with the receipt of products. In addition, directors may lease boats from Brunswick at no charge except for the payment of applicable taxes, and all or a portion of a director's $10,000 product allowance may be applied to defray those taxes. Directors also may purchase Brunswick products at Brunswick's wholesale prices.

                                  SHAREHOLDERS

     Each director and nominee for director, each executive officer listed in the summary compensation table, and all directors and executive officers as a group, owned the number of shares of Brunswick Common Stock set forth in the following table, with sole voting and investment power except as otherwise indicated:

                                                              NUMBER OF SHARES          PERCENT
NAME OF INDIVIDUAL                                         BENEFICIALLY OWNED AS          OF
OR PERSONS IN GROUP                                         OF FEBRUARY 28, 2003         CLASS
-------------------                                      --------------------------     -------
Nolan D. Archibald.....................................              33,870(1)              *
Dorrit J. Bern.........................................              15,971(1)              *
Jeffrey L. Bleustein...................................              35,653(1)              *
George W. Buckley......................................             599,849(2)              *
Michael J. Callahan....................................              44,074(1)              *
Manuel A. Fernandez....................................              33,674(1)              *
Peter B. Hamilton......................................             395,213(2)              *
Peter Harf.............................................              64,564(1)              *
Jay W. Lorsch..........................................              34,575(1)              *
Bettye Martin Musham...................................              27,785(1)              *
Graham Phillips........................................               5,010(1)              *
Robert L. Ryan.........................................              24,287(1)              *
Roger W. Schipke.......................................              27,989(1)              *
Ralph Stayer...........................................              14,056(1)              *
Dustan E. McCoy........................................             106,459(2)              *
Patrick C. Mackey......................................              76,583(2)              *
Cynthia Trudell........................................              29,621(2)              *
Victoria J. Reich......................................             125,031(2)              *
All directors and executive officers as a group........           2,170,761(1)(2)        2.41%

---------------

 *  Less than 1 percent

(1) Includes the following shares of Brunswick Common Stock issuable to non-employee directors, receipt of which has been deferred: Messrs. Archibald 2,869 shares, Bleustein 17,153 shares, Callahan 5,933 shares, Fernandez 20,174 shares, Harf 19,353 shares, Lorsch 6,742 shares, Phillips 3,510 shares, Ryan 9,382 shares, Schipke 6,389 shares and Stayer 4,276 shares, Ms. Bern 11,471 shares, Ms. Martin Musham 2,210 shares, and all non-employee directors as a group 109,464 shares. Also includes the following shares of Brunswick Common Stock issuable pursuant to stock options exercisable currently or within 60 days: 21,600 shares for each of Messrs. Callahan and Lorsch and Ms. Martin Musham; 13,500 shares for each of Messrs. Bleustein and Fernandez; 16,000 shares for Mr. Archibald; 20,211 shares for Mr. Harf; 1,500 shares for Mr. Phillips; 14,905 shares for Mr. Ryan; 21,400 shares for Mr. Schipke; 3,180 shares for Mr. Stayer; and 4,500 shares for Ms. Bern.

    Excludes the following shares of Brunswick Common Stock issuable to non-employee directors, receipt of which has been deferred: Mr. Archibald 11,479 shares; Mr. Callahan 23,731 shares; Mr. Lorsch 26,968, Mr. Schipke 25,556 shares; and Ms. Martin Musham 8,840 shares. These non-employee directors will be entitled to receive these deferred shares in predetermined installments which will commence at varying times following their termination of service as a member of the Board of Directors, in accordance with each non-employee director's individual election.

(2) Includes the following shares of Brunswick Common Stock issuable pursuant to stock options exercisable currently or within 60 days: Messrs. Buckley 531,250 shares, Hamilton 307,500 shares, Mackey 65,000 shares and McCoy 87,500 shares, Ms. Reich 109,500 shares, Ms. Trudell

    20,000 shares, and all directors and executive officers as a group 1,659,696 shares. Includes the following shares of Brunswick Common Stock held by the Brunswick Employee Stock Ownership Plan trustee and the Brunswick Savings Plan trustee as of December 31, 2002: Messrs. Buckley 424 shares, Hamilton 703 shares, McCoy 63 shares and Mackey 729 shares, Ms. Reich 484 shares and Ms. Trudell 335 shares, and all executive officers as a group 12,446 shares. Also includes the following shares of Brunswick Common Stock held for the benefit of family and family partnerships: Mr. Hamilton 43,250 shares, Ms. Reich 40 shares, and all executive officers as a group 43,450 shares.

    Excludes the following shares of Brunswick Common Stock issuable to officers, receipt of which has been deferred: Messrs. Buckley 93,086 shares, Mackey 20,794 shares and McCoy 13,162 shares, Ms. Reich 19,240 shares and Ms. Trudell 29,546 shares, and all executive officers as a group 269,210 shares. These officers will be entitled to receive these deferred shares in predetermined installments which will commence at varying times following the officers' termination of employment with Brunswick, in accordance with each officer's individual election.

     Those shareholders known to Brunswick that beneficially own more than 5 percent of Brunswick's outstanding Brunswick Common Stock are:

                                                              SHARES BENEFICIALLY
                                                                  OWNED AS OF
NAME AND ADDRESS OF                                              DECEMBER 31,       PERCENT
BENEFICIAL OWNER                                                     2002           OF CLASS
-------------------                                           -------------------   --------
T. Rowe Price Associates, Inc. .............................       5,703,174(1)        6.3%
100 East Pratt Street
Baltimore, Maryland 21202
Vanguard Fiduciary Trust Company............................       4,528,930(2)      5.024%
500 Admiral Nelson Boulevard
Malvern, Pennsylvania 19355

---------------

(1) These securities are owned by various individual and institutional investors which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(2) This information is based upon a Schedule 13G filed by Vanguard Fiduciary Trust Company, in its capacity as trustee for certain employee benefit plans, with the Securities and Exchange Commission on February 10, 2003.

            REPORT OF THE HUMAN RESOURCE AND COMPENSATION COMMITTEE

TO THE SHAREHOLDERS OF BRUNSWICK CORPORATION:

     The Human Resource and Compensation Committee of the Board of Directors is comprised entirely of independent, non-employee directors. The Committee operates pursuant to a written charter, a copy of which is attached to this proxy statement as Exhibit D to Appendix I, and is responsible for overseeing all compensation plans in which the Chairman and Chief Executive Officer and other senior executives, including group and division presidents and senior corporate executives ("Senior Executives") participate.

EXECUTIVE COMPENSATION PROGRAMS

     Executive compensation programs are designed to:

     - Attract, retain and motivate the senior executive talent required to ensure Brunswick's continued success;

     - Support creation of shareholder value by linking compensation to corporate results; and

     - Ensure that pay is consistent with performance.

     Thirty-four peer companies were used in 2002 to assess the competitiveness of Brunswick's executive compensation. The peer companies consist primarily of manufacturers with revenues that are comparable with Brunswick's. Compensation for Brunswick's Senior Executives is generally slightly above the fiftieth percentile among the peer companies.

     Base Salaries: Base salaries and salary increases reflect an executive's responsibilities and performance, as demonstrated over time, and will be managed around median peer salary levels. Salaries are reviewed to ensure they are externally competitive and internally equitable. Generally, executive salaries are reviewed every 12 to 24 months.

     Brunswick Performance Plan (BPP): BPP rewards achievement of annual Brunswick Value Added (BVA) goals. BVA is defined as after-tax profits after a deduction for the cost of total capital. Individual awards reflect both team performance as measured by BVA and individual contribution to success. For Senior Executives, BPP opportunities generally range from 50 percent to 100 percent of salary.

     For corporate participants, BVA is based on overall corporate performance. For division participants, BVA is based on division performance. BVA performance for 2002 was above plan and supported the awarding of bonuses.

     Strategic Incentive Plan (SIP): SIP rewards achievement of mid-term financial goals and performance against leading indicators of success. Individual awards reflect both team performance and individual contribution to success. SIP awards are based on BVA performance and performance against identified strategic factors. With respect to the BVA component, SIP has overlapping two-year cycles with a new cycle beginning each year. With respect to the strategic-factor components, SIP has two-year "end-to-end" performance periods. For Senior Executives, SIP opportunities generally range from 50 percent to 100 percent of salary.

     The 2001-2002 BVA criteria were reset so that one-half of the 2001-2002 BVA-based award could be earned if 2002 performance warranted. BVA performance for 2002 supported funding of SIP awards.

     The portion of SIP based on strategic factors -- customer satisfaction, employee satisfaction, innovation and market share -- also supported funding of SIP awards. Because only 2002 BVA performance supported funding of SIP awards, they are reported as annual bonuses in the summary compensation table below.

     Stock Options: Brunswick uses stock options, with exercise prices set at the closing price of Brunswick Common Stock on the date of grant, to reward long-term success as measured by Brunswick Common Stock price appreciation. Options generally have a ten-year term with options granted in 2002 vesting 25 percent on each of the first, second, third and fourth anniversaries of the date of grant. Options vest earlier if there is a change in control of Brunswick, upon death or disability of the optionee, or if the optionee's age and years of service equal 65 or more on termination of employment.

     In 2001 the Committee granted Senior Executives both their scheduled 2001 stock option awards and an accelerated grant of their scheduled 2002 stock option awards. In recognition of this acceleration, the Committee did not grant stock options to Senior Executives other than the Chief Executive Officer in 2002.

     Restricted Stock: To reward progress made in implementing strategic plans and to encourage retention of key individuals, one-time restricted stock grants were made to select individuals. Grants vest one-third on each of November 21st of 2002, 2003 and 2004. Restricted stock vests earlier if there is a change in control of Brunswick, upon death or disability of the grantee, or if the sum of the grantee's age and years of service equals 65 or more on the date of termination of the grantee's employment.

     Stock Ownership Guidelines: The Brunswick stock ownership guidelines are as follows:

     - The Chief Executive Officer is expected to own at least 175,000 shares of Brunswick Common Stock;

     - Division Presidents and the Chief Financial Officer are expected to own at least 45,000 shares of Brunswick Common Stock.

     - Other Senior Executives are expected to own from at least 10,000 to 17,500 shares of Brunswick Common Stock.

     Ownership requirements are expected to be met within five years from the later of guideline adoption, attainment of Senior Executive status or promotion to a position with a higher ownership requirement.

     Elective Deferral Program: During 2002, Senior Executives were permitted to defer salary, BPP or SIP awards. Senior Executives electing to defer SIP awards into deferred stock unit awards were entitled to a 20 percent premium. For Senior Executives making this election, the number of stock units deferred was determined by multiplying the cash amount by 1.2, then dividing that amount by the closing price of Brunswick Common Stock on the date of award. If the original deferral is withdrawn before the third anniversary of the deferral, the 20 percent premium will be forfeited. As of January 1, 2003, elective salary deferral is no longer permitted.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     George W. Buckley's annual salary was increased from $800,000 to $1,000,000 as of July 1, 2002. Mr. Buckley's new salary is slightly above the median salary for chief executive officers in Brunswick's 34-company peer group described above. Mr. Buckley's salary was last increased in June 2000.

     Mr. Buckley participates in the Brunswick Performance Plan (BPP), the BVA-based annual incentive plan described above. Mr. Buckley's target incentive opportunity is 150 percent of base salary. For 2002, Brunswick's BVA performance supported funding at 150 percent of target. Mr. Buckley received a BPP award of $2,016,300.

     Mr. Buckley participates in the Strategic Incentive Plan (SIP), the mid-term incentive plan described above. Funding for SIP awards is based on BVA performance and achievement of strategic objectives. Mr. Buckley's target incentive opportunity is 100 percent of base salary. Brunswick's 2002 BVA performance supported funding of a SIP award for Mr. Buckley. In recognition of Brunswick's accomplishment of strategic goals, the Committee recommended and the Board approved a SIP award of $804,700 for Mr. Buckley.

     In recognition of his success in developing and implementing a new strategic plan for Brunswick, Mr. Buckley was granted 100,000 stock options in May 2002. Stock options were granted with an exercise price equal to the closing price of Brunswick Common Stock on the date of grant and a ten-year option term, with 25 percent of the stock option shares vesting on the first, second, third, and fourth anniversaries of the date of grant.

     Mr. Buckley was granted 50,000 restricted shares in February 2002. One-third of this grant vested on November 21, 2002, one-third will vest on November 21, 2003 and the remaining one-third will vest on November 21, 2004.

OMNIBUS BUDGET RECONCILIATION ACT OF 1993

     The Omnibus Budget Reconciliation Act of 1993 places a $1 million tax deduction limit on compensation paid to any executive employed by Brunswick on December 31st of each year and required to be named in the summary compensation table, with certain exceptions. Senior Executives will generally defer receipt of compensation that is in excess of $1.5 million and is not otherwise deductible by Brunswick, under the terms of an automatic deferral plan established for this purpose. Accordingly, Brunswick may not be entitled to deduct up to $500,000 for each named executive under these rules.

     Submitted by Members of the Human Resource and Compensation Committee of the Board of Directors.

                                          M.A. Fernandez, Chairman
                                          J.W. Lorsch
                                          G. H. Phillips

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                 AMONG BRUNSWICK, S&P 500 INDEX AND PEER GROUP

                              [PERFORMANCE GRAPH]

--------------------------------------------------------------------------------
                        1997      1998      1999      2000      2001      2002
--------------------------------------------------------------------------------
 Brunswick             100.00     83.13     76.33     57.85     78.58     73.44
 S&P 500 Index         100.00    126.67    151.40    136.06    118.31     90.67
 Peer Group            100.00     86.81     90.81     85.33    122.40    140.99

     The basis of comparison is a $100 investment at December 31, 1997, in each of (i) Brunswick, (ii) the S&P 500 Index, and (iii) a peer group of five recreation manufacturing companies (Cybex International, Inc., Polaris Industries, Inc., K2, Inc., Fortune Brands, Inc., and Callaway Golf Company), weighted by the beginning of the year market value of each company. All dividends are reinvested.

                           SUMMARY COMPENSATION TABLE

     In accordance with regulations under the Securities Exchange Act of 1934, the following table sets forth the compensation for each of the last three years of the Chief Executive Officer and each of Brunswick's five other most highly compensated executive officers.

                                                                                    LONG-TERM
                                             ANNUAL COMPENSATION               COMPENSATION AWARDS      PAYOUTS
                                   ---------------------------------------   -----------------------   ----------
                                                                OTHER        RESTRICTED   SECURITIES   LONG-TERM
                                                               ANNUAL          STOCK      UNDERLYING   INCENTIVE       ALL OTHER
NAME/POSITION               YEAR    SALARY     BONUS(4)    COMPENSATION(5)    AWARD(6)     OPTIONS     PAYOUTS(7)   COMPENSATION(8)
-------------               ----   --------   ----------   ---------------   ----------   ----------   ----------   ---------------
George W. Buckley(1)......  2002   $896,154   $2,821,000      $251,749       $1,225,500    100,000      $      0       $ 70,795
  Chairman and              2001   $790,786   $  500,000      $239,565       $        0    725,000      $      0       $ 64,125
  Chief Executive Officer   2000   $660,625   $1,410,000      $306,120       $        0    300,000      $550,000       $ 41,032
Peter B. Hamilton.........  2002   $520,000   $1,236,300      $ 37,070       $  367,650          0      $      0       $ 68,494
  Vice Chairman and         2001   $514,000   $  102,800      $ 61,821       $        0     90,000      $      0       $ 73,448
  President -- Brunswick    2000   $502,116   $  766,950      $ 43,013       $  285,938     45,000      $342,733       $ 81,941
  Bowling and Billiards
Dustan E. McCoy...........  2002   $462,019   $  900,000      $179,213       $  367,650          0      $      0       $100,574
  Vice President and        2001   $427,308   $   85,462      $  7,811       $        0     90,000      $      0       $ 60,214
  President -- Brunswick    2000   $343,694   $  413,800      $  2,123       $        0     45,000      $170,000       $ 63,331
  Boat Group
Patrick C. Mackey(2)......  2002   $449,615   $1,058,400      $100,902       $  329,298          0      $      0       $ 85,041
  Vice President and        2001   $433,231   $  173,292      $163,954       $        0     90,000      $      0       $ 59,921
  President -- Mercury      2000   $103,939   $  136,400             0       $        0     45,000      $      0       $      0
  Marine Group
Cynthia Trudell(3)........  2002   $430,000   $1,010,500      $ 76,701       $  305,520          0      $      0       $102,689
  Vice President and        2001   $302,077   $  120,840      $179,315       $        0     80,000      $      0       $657,245
  President -- Sea Ray
  Division
Victoria J. Reich.........  2002   $367,211   $  880,600      $      0       $  300,190          0      $      0       $ 22,096
  Senior Vice President     2001   $355,846   $  101,169      $  1,506       $        0     90,000      $      0       $ 18,956
  and Chief Financial       2000   $307,097   $  442,785      $      0       $        0     45,000      $136,307       $ 13,151
  Officer

---------------

(1) On being named President and Chief Operating Officer of Brunswick in May 2000, Mr. Buckley's salary was increased from $470,000 to $650,000. Mr. Buckley's salary was increased to $800,000 in June 2000 when he was named Chairman and Chief Executive Officer and to $1,000,000 in July 2002.

(2) Mr. Mackey joined Brunswick as Vice President and President -- Mercury Marine Group in October 2000. Mr. Mackey was inadvertently underpaid by $39,968 in 2000, bringing his salary for that year to $103,939 from the previously disclosed amount of $63,971, and by $65,201 in 2001, bringing his salary for that year to $433,231 from the previously disclosed amount of $368,030. To rectify these underpayments, Mr. Mackey was paid a lump sum of $105,169 in 2002.

(3) Ms. Trudell joined Brunswick as Vice President and President -- Sea Ray Division in April 2001.

(4) Annual bonuses for 2002 consist of amounts awarded under the 2001-2002 Brunswick Strategic Incentive Plan (SIP) and the 2002 Brunswick Performance Plan (BPP). SIP is typically based on performance over two years with overlapping performance periods. As summarized in the Report of the Human Resource and Compensation Committee, the 2001-2002 performance criteria were reset so that one-half of the award could be earned if 2002 performance warranted. Annual bonuses earned from the 2002 BPP and 2001-2002 SIP are as follows:

                                                                 BPP         SIP
                                                              ----------   --------
G. Buckley..................................................  $2,016,300   $804,700
P. Hamilton.................................................  $  767,500   $468,800
D. McCoy....................................................  $  543,300   $356,700
P. Mackey...................................................  $  674,400   $384,000
C. Trudell..................................................  $  645,000   $365,500
V. Reich....................................................  $  550,800   $329,800

(5) Other Annual Compensation for the named executives includes the following:
    (i) for 2002: relocation expenses of $86,976 for Mr. McCoy; reimbursement for payment of taxes for Mr. Buckley of $69,292, for Mr. McCoy of $55,614, for Mr. Mackey of $45,860 and for Ms. Trudell of $15,435; payment of above-market interest on deferred compensation of $20,886 for Mr. Buckley and $37,070 for Mr. Hamilton; tax planning for Mr. Mackey of $16,575; boat usage for Mr. Mackey of $29,184; and aircraft usage for Ms. Trudell of $35,088; (ii) for 2001: relocation expenses of $70,644 for Mr. Buckley and $44,660 for Mr. Mackey; reimbursement for payment of taxes for Mr. Mackey of $77,928; and payment of above-market interest on deferred compensation of $60,740 for Mr. Hamilton; and (iii) for 2000: relocation expenses of $95,076 for Mr. Buckley; reimbursement for payment of taxes of $107,137 for Mr. Buckley; and payments of above-market interest on deferred compensation for Mr. Hamilton of $43,013.

(6) The amount shown in this column is the value of restricted shares as of the date of grant.

     - On February 5, 2002, Messrs. Buckley, Hamilton, McCoy and Mackey, Ms. Trudell and Ms. Reich were awarded 50,000, 15,000, 15,000, 12,000, 10,000 and 12,000 restricted shares respectfully. As of December 31, 2002, the value of these shares was $993,000, $297,900, $297,900, $238,320,
       $198,600 and $238,320 respectfully.

     - Mr. Mackey, Ms. Trudell and Ms. Reich each deferred a portion of their 2001 SIP and were awarded 20 percent deferred stock unit premiums of 1,435.266, 2,465.116 and 247.660 respectfully. As of December 31, 2002, the value of these deferred stock units was $28,504.38, $48,957.20 and $4,918.53 respectfully.

     - On May 4, 2000, Mr. Hamilton was awarded 15,000 restricted shares. As of December 31, 2002, the value of these shares was $297,900.

(7) Due to restated performance goals for the 2001-2002 SIP, which typically is treated as long-term incentive compensation, 2001 and 2002 SIP awards are reported in the annual bonus column.

(8) All Other Compensation for 2002 for named executives is comprised of the following:

     - Brunswick contributions to the Brunswick Retirement Savings Plan and the Brunswick Restoration Plan for Messrs. Buckley $16,131 and Hamilton $3,300 and Ms. Reich $6,610;

     - Brunswick contributions to the Brunswick Employee Stock Ownership Plan of $457 for each of Messrs. Buckley, Hamilton, McCoy and Mackey, Ms. Trudell and Ms. Reich;

     - Brunswick contributions to the Brunswick Rewards Plan and the Brunswick Restoration Plan for Messrs. McCoy $71,594 and Mackey $36,670 and Ms. Trudell $70,485; and

     - The value of split dollar life insurance premiums paid by Brunswick on behalf of named executives. This value represents the cost of term life insurance provided during the year as well as the present value of the potential cash surrender value attributable to the year's premium payment. The present value is determined by assuming an interest free loan to the named executive until Brunswick is reimbursed for its portion of the premiums. These amounts are: Messrs. Buckley $54,207, Hamilton $64,737, McCoy $28,524 and Mackey $47,914, Ms. Trudell $31,747 and Ms.
       Reich $15,029. Brunswick paid all split dollar life insurance premiums prior to July 30, 2002.

                             OPTION GRANTS IN 2002

                                                INDIVIDUAL GRANTS(1)
                                  ------------------------------------------------           POTENTIAL REALIZABLE
                                  NUMBER OF    % OF TOTAL                                   VALUE AT ASSUMED ANNUAL
                                  SECURITIES    OPTIONS                                      RATES OF STOCK PRICE
                                  UNDERLYING   GRANTED TO                               APPRECIATION FOR OPTION TERM(4)
                                   OPTIONS     EMPLOYEES    EXERCISE    EXPIRATION   -------------------------------------
EXECUTIVE                          GRANTED      IN 2002      PRICE         DATE      0%          5%              10%
---------                         ----------   ----------   --------    ----------   ---   --------------   --------------
George W. Buckley...............   100,000       10.42%     $28.6700     05/01/12     0    $    1,803,041   $    4,569,260
Peter B. Hamilton...............         0           0%                               0
Dustan E. McCoy.................         0           0%                               0
Patrick C. Mackey...............         0           0%                               0
Cynthia Trudell.................         0           0%                               0
Victoria J. Reich...............         0           0%                               0
All Employee Optionees..........   959,385         100%     $24.9700(2)   various     0    $   15,065,701   $   38,179,445
All Shareholders(3).............       N/A         N/A           N/A          N/A     0    $1,415,519,834   $3,588,387,860
Employee Optionees' Gain as % of
  All Shareholders' Gains(4)....       N/A         N/A           N/A          N/A     0             1.06%            1.06%

---------------

(1) Non-qualified stock options awarded during 2002 have an exercise price equal to the closing price of Brunswick Common Stock on the date of grant and a ten-year option term, with 25 percent of the stock option shares vesting on the first, second, third and fourth anniversaries of the date of grant. Options vest earlier if there is a change in control of Brunswick, upon death or disability of the optionee or if the sum of the optionee's age and years of service equals 65 or more on the date of termination of employment of the optionee. When exercising options, an optionee may deliver previously acquired shares of Brunswick Common Stock or may request that shares be withheld to satisfy required withholding taxes. Stock options are transferable only to immediate family members, estate planning vehicles or as otherwise approved by the Human Resource and Compensation Committee.

(2) Weighted average exercise price of all employee option shares awarded during 2002.

(3) The potential realizable values for all shareholders were calculated using the weighted average exercise price of all employee option shares awarded during 2002 ($24.97) and the total outstanding shares of Brunswick Common Stock on December 31, 2002 (90,160,499). At 5 percent and 10 percent annual appreciation, the value of the Brunswick Common Stock would be approximately $40.67 per share and $64.77 per share, respectively, at the end of the ten-year period.

(4) No gain to the optionees is possible without an increase in stock price, which will benefit all shareholders commensurately. A zero percent stock price appreciation will result in zero dollars for the optionee.

                  OPTION EXERCISES AND YEAR-END VALUE TABLE(1)

                                               NUMBER OF SECURITIES           VALUE OF UNEXERCISED,
                                            UNDERLYING THE UNEXERCISED        IN-THE-MONEY OPTIONS
                                                OPTIONS AT 12/31/02            HELD AT 12/31/02(2)
                                            ---------------------------    ---------------------------
EXECUTIVE                                   EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
---------                                   -----------   -------------    -----------   -------------
George W. Buckley.........................    456,250        793,750       $119,625.00    $119,625.00
Peter B. Hamilton.........................    285,000         90,000       $ 81,562.50    $ 22,162.50
Dustan E. McCoy...........................     65,000         90,000       $ 22,162.50    $ 22,162.50
Patrick C. Mackey.........................     42,500         87,500       $ 35,950.00    $ 35,950.00
Cynthia Trudell...........................     20,000         60,000       $  7,400.00    $ 22,200.00
Victoria J. Reich.........................     87,000         90,000       $ 22,162.50    $ 22,162.50

---------------

(1) No options were exercised by any named executive in 2002.

(2) Represents the difference between the option exercise price and the fair market value of Brunswick Common Stock on December 31, 2002.

                 LONG-TERM INCENTIVE PLAN -- AWARDS DURING 2002

                                                                             ESTIMATED FUTURE PAYOUTS UNDER
                                  NUMBER OF SHARES,   PERFORMANCE OR OTHER    NON-STOCK PRICE-BASED PLANS
                                   UNITS OR OTHER         PERIOD UNTIL       ------------------------------
EXECUTIVE                             RIGHTS(1)       MATURATION OR PAYOUT    THRESHOLD           TARGET
---------                         -----------------   --------------------   -----------       ------------
George W. Buckley...............     $1,000,000            2002-2003           $250,000         $1,000,000
Peter B. Hamilton...............     $  520,000            2002-2003           $130,000         $  520,000
Dustan E. McCoy.................     $  475,000            2002-2003           $118,750         $  475,000
Patrick C. Mackey...............     $  465,000            2002-2003           $116,250         $  465,000
Cynthia Trudell.................     $  440,000            2002-2003           $110,000         $  440,000
Victoria J. Reich...............     $  375,000            2002-2003           $ 93,750         $  375,000

---------------

(1) These dollar-denominated incentive opportunities were granted in 2002 under the Brunswick Strategic Incentive Plan (SIP), to be paid out based on performance during the two-year period commencing on January 1, 2002. SIP awards are based on BVA performance and performance against identified strategic factors. With respect to the BVA component, SIP has overlapping two-year cycles with a new cycle beginning each year. With respect to the strategic-factor components, SIP has two-year "end-to-end" performance periods.

                                 PENSION PLANS

     The following table shows the maximum retirement income which may be payable as a straight-life annuity pursuant to Brunswick's salaried pension plans at age 65 under various assumed conditions prior to reduction for Social Security benefits.

                                                      RETIREMENT INCOME FOR
AVERAGE OF THE THREE HIGHEST                     YEARS OF PARTICIPATING SERVICE
CONSECUTIVE YEARS' EARNINGS                 -----------------------------------------
AS A PARTICIPANT                              15        20         25          30
----------------------------                -------   -------   ---------   ---------
$  500,000................................  150,000   200,000     250,000     300,000
   750,000................................  225,000   300,000     375,000     450,000
 1,000,000................................  300,000   400,000     500,000     600,000
 1,250,000................................  375,000   500,000     625,000     750,000
 1,500,000................................  450,000   600,000     750,000     900,000
 2,000,000................................  600,000   800,000   1,000,000   1,200,000

     The salaried pension plans are non-contributory plans providing for benefits following retirement under a formula based upon years of participation in the plans up to 30 years, the average of the three highest consecutive years' earnings (salaries, annual bonuses and commissions, but excluding payouts under the Strategic Incentive Plan), and age. The 2002 earnings used to calculate Mr. Buckley's benefits under the salaried pension plans are $896,154, which include his 2002 salary and the bonus paid in 2002 for 2001 performance.

     The years of service of the officers named in the summary compensation table are: Mr. Buckley 10 years, Mr. Hamilton 19 years, and Ms. Reich 6 years. Mr. McCoy and Mr. Mackey do not participate in any salaried pension plan. Mr. Buckley's 10 years of service include 5 additional years of service that were credited to him upon his completion of 3 years of employment with Brunswick. In addition, if Mr. Buckley remains employed by Brunswick until age 60, his pension benefit will be further enhanced to provide 40 percent of his final average earnings at age 60, and will be further increased by three percent for each year of employment thereafter to a maximum of 55 percent of his final average earnings at age 65. Under an agreement with Brunswick, Mr. Hamilton's 19 years include 12.5 years of service with a previous employer, reduced by the pension he receives from that employer.

     If there is a change in control of Brunswick on or before March 1, 2004, and if there is a termination, merger or transfer of assets of the salaried pension plans during the five years following the change in control of Brunswick, benefits would be increased so that there would be no excess net assets. Also, in the event of the involuntary termination of employment (other than for cause) of a participant in the salaried pension plans during the five years following a change in control of Brunswick, the participant's pension would not be reduced as a result of early retirement. For purposes of pension treatment, a change in control of Brunswick has the same as the definition as that described in Mr. Buckley's change in control agreement, which is described in the section Employment Agreements and Other Transactions below.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information as of December 31, 2002, regarding Brunswick Common Stock that may be issued under equity compensation plans currently maintained by Brunswick. The table does not include information regarding the proposed Brunswick Corporation 2003 Stock Incentive Plan, for which Brunswick is seeking shareholder approval at the 2003 annual meeting of shareholders, and the terms of which are summarized below.

                                                                                         (C)
                                                                                NUMBER OF SECURITIES
                                                                                 REMAINING AVAILABLE
                                             (A)                   (B)           FOR FUTURE ISSUANCE
                                     NUMBER OF SECURITIES   WEIGHTED-AVERAGE        UNDER EQUITY
                                      TO BE ISSUED UPON     EXERCISE PRICE OF    COMPENSATION PLANS
                                       THE EXERCISE OF         OUTSTANDING      (EXCLUDING SECURITIES
                                     OUTSTANDING OPTIONS         OPTIONS            REFLECTED IN
PLAN CATEGORY                             AND RIGHTS           AND RIGHTS            COLUMN (A))
-------------                        --------------------   -----------------   ---------------------
Equity compensation plans approved
by security holders(1).............       9,258,572(2)           $22.44(3)             815,760(4)
Equity compensation plans not
approved by security holders(5)....         215,796(6)           $25.23                  (7)
TOTAL..............................       9,474,368                                    815,760

---------------

(1) The following plans have been approved by Brunswick shareholders: the Brunswick Corporation 1991 Stock Plan (the "1991 Plan"), the Brunswick Corporation 1994 Stock Option Plan for Non-Employee Directors (the "1994 Plan") and the Brunswick Corporation 1995 Stock Plan for Non-Employee Directors (the "1995 Plan").

(2) Includes 9,049,987 shares of Brunswick Common Stock subject to outstanding options and 205,585 shares of Brunswick Common Stock subject to deferred obligations to issue shares of Brunswick Common Stock.

(3) The weighted average exercise price was calculated solely with respect to outstanding options. Deferred obligations to issue shares of Brunswick Common Stock have been disregarded for purposes of calculating the weighted average exercise price because no exercise price is associated with those obligations.

(4) As of December 31, 2002, 547,642 shares of Brunswick Common Stock remain available for future awards under the 1991 Plan. Upon the effectiveness of the Brunswick Corporation 2003 Stock Incentive Plan, the 1991 Plan will be terminated. As of December 31, 2002, 125,200 shares of Brunswick Common Stock remain available for future awards of options under the 1994 Plan and 142,918 shares of Brunswick Common Stock remain available for future awards of Brunswick Common Stock under the 1995 Plan.

(5) The Brunswick Corporation 1997 Stock Plan for Non-Employee Directors has not been approved by shareholders. The material terms of this plan are described below.

(6) Consists solely of outstanding options.

(7) The 1997 Plan does not contain a limit on the number of shares of Brunswick Common Stock that are available for awards. Brunswick does not intend to grant awards under the 1997 Plan upon the effectiveness of the Brunswick Corporation 2003 Stock Incentive Plan.

BRUNSWICK CORPORATION 1997 STOCK PLAN FOR NON-EMPLOYEE DIRECTORS

     The Brunswick Corporation 1997 Stock Plan for Non-Employee Directors (the "1997 Plan") has not been approved by Brunswick shareholders. Participation in the 1997 Plan, which provides for the issuance of Brunswick Common Stock and options to purchase Brunswick Common Stock, is limited to non-employee directors of Brunswick.

     Stock Awards: Non-employee directors of Brunswick may receive awards of Brunswick Common Stock under the 1997 Plan as authorized by the Board. If an award is denominated in dollars, the number of shares subject to the award is determined by dividing the applicable amount by the fair market value of Brunswick Common Stock on the date the award is made. Receipt of Brunswick Common Stock awarded under the 1997 Plan may be deferred until retirement from the Board as authorized by the Board and will be paid in one lump sum after retirement unless the director elects to have the shares of Brunswick Common Stock paid after retirement in up to fifteen annual installments.

     Options: Non-employee directors of Brunswick may receive options to purchase Brunswick Common Stock under the 1997 Plan as authorized by the Board. The exercise price of options granted under the 1997 Plan may not be less than the fair market value of Brunswick Common Stock on the date of grant. Payment of the exercise price may be made in cash, other shares of Brunswick Common Stock or by a combination thereof, with the right to have shares withheld or to deliver previously acquired shares to satisfy tax withholding obligations on exercise of the option. Other terms applicable to options granted under the 1997 Plan are determined by the Board at the time the option is granted.

                  EMPLOYMENT AGREEMENTS AND OTHER TRANSACTIONS

     Under an agreement with Brunswick dated November 1, 2000, Mr. Buckley would be entitled to certain severance benefits in the event his employment is terminated other than for cause or disability. The agreement defines termination to include resignation by Mr. Buckley in connection with certain events, including a change in control of Brunswick or other substantial changes in the terms and conditions of Mr. Buckley's employment.

     If a termination covered by the agreement does not involve a change in control, Mr. Buckley would be entitled to a severance payment equal to two times his base salary and target annual bonus for the year in which termination occurs. If the termination does involve a change in control, Mr. Buckley would be entitled to a severance payment equal to three times the sum of (i) his annual salary, (ii) the larger of his targeted annual bonus for the year of termination or the year in which the change in control occurs, and (iii) his most recent full-cycle target percentage under the Strategic Incentive Plan
(SIP), plus any
applicable premium determined as if the award were paid in stock. Mr. Buckley would also be entitled to receive: any annual bonus earned for the preceding year that had not yet been paid at the time of termination; a pro rata annual bonus for the year in which termination occurs unless the termination occurs in the first quarter of the year; and other benefits and perquisites for up to two years (three years in the event of a change in control). If termination occurs following a change in control, Mr. Buckley would also be entitled to a lump sum payment of accrued pension and supplemental pension benefits, calculated as if he had worked for an additional three years beyond the date of the change in control; accrued profit-sharing benefits; accrued deferred compensation contributions; and would fully vest in all outstanding stock options and restricted stock awards.

     The definition of a change in control includes: (i) the acquisition of 25 percent or more of the outstanding voting stock of Brunswick by any person other than an employee benefit plan of Brunswick; (ii) a tender offer for stock of Brunswick which has not been negotiated and approved by Brunswick's Board of Directors once (a) the offeror owns or has accepted for payment 25 percent or more of the outstanding voting stock of Brunswick, or (b) three business days before the offer is to terminate, unless the offer is withdrawn first, if the offeror could own 50 percent or more of the outstanding voting stock of Brunswick as a result of the offer; (iii) the failure of the incumbent Board of Directors to constitute a majority of Brunswick's Board of Directors, excluding new directors who are approved by a vote of at least 75 percent of the members of the incumbent Board of Directors and did not join the Board following a contested election of directors; (iv) a merger of Brunswick with another corporation, other than a merger in which Brunswick's shareholders receive at least 75 percent of the voting stock outstanding after the merger or a merger effected to implement a recapitalization of Brunswick in which no person acquires more than 25 percent of Brunswick's voting stock; or (v) a complete liquidation or dissolution of Brunswick or sale of substantially all of Brunswick's assets.

     The terms of the agreement require Mr. Buckley to assent to certain confidentiality, non-competition and non-solicitation provisions, and to execute a general release.

     In connection with his being named President and Chief Operating Officer in May 2000, Mr. Buckley was required to relocate from Fond du Lac, Wisconsin, to the Lake Forest, Illinois, area. In connection with Mr. Buckley's purchase of a new home in the Lake Forest, Illinois, area, Brunswick loaned Mr. Buckley $800,000 during 2000, to be repaid in five annual installments commencing August 1, 2001. This loan is secured by a mortgage on Mr. Buckley's home and will be interest-free except in the event of default. Mr. Buckley has timely made all required payments to date under the loan, and is otherwise in full compliance with the terms of the loan. On January 1, 2002, $640,000 was outstanding on the loan, and $480,000 is outstanding on the loan as of the date of this proxy statement.

     Brunswick's other Senior Executives are entitled to severance and change in control benefits substantially similar to those outlined above for Mr. Buckley, except that the severance payment triggered by a termination that does not follow a change in control is equal to 1.5 times base salary plus a target annual bonus as determined at the discretion of the Chief Executive Officer for the year in which termination occurs.

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS

     According to written certifications provided to Brunswick, all directors and executive officers of Brunswick timely filed all required reports in accordance with Section 16(a) during 2002 except as described below.

     Prior to 2002, all Brunswick stock transactions in executives' retirement savings plans had been reportable on an annual basis. Following SEC rule changes enacted during 2002, certain transactions in executives' retirement plans became reportable within two business days of the transaction. Brunswick's executives rely on Brunswick to prepare and file SEC reports on their behalf pursuant to powers of attorney granted by the executives. Brunswick's reporting system did not account for the accelerated filing requirement in a timely manner. As a result, the following executives reported certain contributions made into their retirement savings plans and denominated in Brunswick Common Stock units following the year-end rather than within the accelerated filing period:
Kathryn Chieger, 85 stock units credited to her retirement savings in a single transaction; Kevin Grodzki, 97 stock units credited to his retirement savings in four separate transactions; Patrick Mackey, 252 stock units credited to his retirement savings in six separate transactions; and Cynthia Trudell, 125 stock units credited to her retirement savings in four separate transactions. Each of these transactions should have been reported on a separate Form 4 within two business days of the transaction.

                         REPORT OF THE AUDIT COMMITTEE

TO THE SHAREHOLDERS OF BRUNSWICK CORPORATION:

     The following is the report of the Audit Committee with respect to Brunswick's audited financial statements for the fiscal year ended December 31, 2002.

AUDIT COMMITTEE CHARTER

     The Audit Committee operates pursuant to a written charter, a copy of which is attached to this proxy statement as Exhibit A to Appendix I.

INDEPENDENCE OF AUDIT COMMITTEE MEMBERS

     The Board of Directors has determined that all members of the Audit Committee are independent, in accordance with the New York Stock Exchange audit committee requirements.

REVIEW WITH MANAGEMENT

     The Audit Committee has reviewed and discussed Brunswick's audited financial statements with management.

REVIEW AND DISCUSSIONS WITH INDEPENDENT ACCOUNTANTS

     The Audit Committee has discussed with Ernst & Young LLP, Brunswick's independent auditors for the fiscal year ended December 31, 2002, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards).

     The Audit Committee has also received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from Brunswick and its related entities) and has discussed with Ernst & Young LLP its independence from Brunswick. The Audit Committee has also reviewed the non-audit services provided by Ernst & Young LLP, as described below, and considered whether the provision of those services was compatible with maintaining Ernst & Young LLP's independence.

CONCLUSION

     Based on the review and discussions referred to above, the Audit Committee recommended to Brunswick's Board that the audited financial statements be included in Brunswick's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

     Submitted by Members of the Audit Committee of the Board of Directors

                                          M. J. Callahan (Chairman)
                                          D. J. Bern
                                          R. L. Ryan

               PROPOSAL NO. 2: APPROVAL OF BRUNSWICK CORPORATION
                           2003 STOCK INCENTIVE PLAN

     On February 4, 2003, the Board of Directors adopted the Brunswick Corporation 2003 Stock Incentive Plan (the "Plan") and recommended the Plan be submitted to shareholders for approval at the 2003 annual meeting of shareholders. If approved by shareholders, the Plan will become effective as of the date of the approval. The following summary is qualified in its entirety by reference to the complete text of the Plan, which is attached as Appendix II to this proxy statement.

     Purpose: The Plan is intended to provide incentives and rewards (i) to support the execution of Brunswick's business and human resource strategies,
(ii) to provide for the compensation of non-employee directors, and (iii) to more closely align the interests of participants with those of Brunswick's shareholders.

     Participants: All employees of Brunswick and its subsidiaries and non-employee directors of Brunswick are eligible to participate in the Plan.

     Authorization: Subject to adjustment as described below, the Plan provides that 4,000,000 shares of Brunswick Common Stock plus the number of shares of Brunswick Common Stock available for future grants of awards under the Brunswick Corporation 1991 Stock Plan (the "1991 Plan") will be available for award grants, of which no more than 25 percent may be subject to awards other than stock options. As of March 6, 2003, 544,623 shares are available under the 1991 Plan. Shares represented by awards under this Plan, the 1991 Plan and Brunswick's 1997 Stock Plan for Non-Employee Directors (the "1997 Plan") (i) which are cancelled, forfeited, surrendered, terminated, paid in cash or expire unexercised or (ii) which are not issued or delivered by reason of the delivery or withholding of shares of Brunswick Common Stock to pay all or a portion of the exercise price of an award, if any, or to satisfy all or a portion of the tax withholding obligations related to an award, are also available for awards granted under the Plan. The shares of Brunswick Common Stock subject to awards under the Plan may be either authorized but unissued shares or treasury shares.

     The maximum number of shares of Brunswick Common Stock with respect to which stock options may be granted during any calendar year to any person is 1,000,000, subject to adjustment as described below.

     Administration: Except as otherwise determined by the Board or as described below, the Plan will be administered by the Human Resource and Compensation Committee (the "Compensation Committee"). The Compensation Committee will also have authority to establish rules and regulations for administering the Plan and to decide questions of interpretation or application of any provision of the Plan. The Compensation Committee will have the authority to select employees who will receive awards under the Plan and determine all the terms and conditions of those awards; provided, however, that the Corporate Governance Committee (the "Governance Committee") will have the authority to select non-employee directors who will receive awards under the Plan and will determine all the terms and conditions of each award granted to a non-employee director. Except as otherwise determined by the Board, the Governance Committee will exercise all the authority of the Compensation Committee under the Plan as the same relates to awards granted to non-employee directors.

     Each of the Compensation Committee and the Governance Committee may designate other persons to carry out its responsibilities with conditions and limitations as it may set; provided, however, that neither may delegate its power and authority with regard to the selection for participation in the Plan of persons who are executive officers or non-employee directors of Brunswick or decisions concerning the timing, pricing or amount of an award to that person. Prior to a Change of Control (as defined in the Plan), the Compensation Committee may cancel any award for reasonable cause and may provide for the conditions and circumstances under which awards will be forfeited.

     Awards: In addition to incentive compensation, awards may also be made in tandem with or in lieu of current or deferred compensation. In addition to Brunswick Common Stock, the following types of awards and other Brunswick Common Stock-based awards may be granted under the Plan on a stand-alone, combination or tandem basis:

     Stock Options. A right to buy a specified number of shares of Brunswick Common Stock at a fixed exercise price during a specified time; provided the exercise price may not be less than the fair market value of a share of Brunswick Common Stock on the date of grant. Stock options granted under the Plan are not intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     Restricted and Performance Shares. A transfer of Brunswick Common Stock, subject to restrictions on transfer or other incidents of ownership, or subject to specified performance standards for specified periods of time.

     Restricted and Performance Share Units. A fixed or variable share or dollar denominated unit subject to conditions of vesting, performance and time of payment, which unit may be paid in Brunswick Common Stock, cash or a combination of both.

     Other Brunswick Common Stock-based Awards. Other Brunswick Common Stock-based awards which are related to or serve a similar function as those awards described above.

     Adjustments: In the event there is a change in the capital structure of Brunswick as a result of any stock dividend or split, recapitalization, reorganization, merger, consolidation, spin-off or other similar corporate change, the Compensation Committee will make an adjustment in the number of shares of Brunswick Common Stock available for issuance under the Plan, the maximum number of shares that may be granted to any person during a calendar year, the number of shares covered by any outstanding award and the price per share thereof.

     Amendments and Terminations: The Board or the Compensation Committee may at any time amend, suspend or discontinue the Plan and, prior to a Change of Control, alter or amend any awards granted thereunder to the extent permitted by law. Any amendment, suspension, discontinuation or alternation may be taken without the approval of the shareholders of Brunswick to the extent that the approval is not required by applicable law or regulation. There is no set termination date for the Plan.

     Federal Income Tax Considerations: The following discussion briefly summarizes the federal income tax consequences generally arising with respect to awards under the Plan. This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences. A Participant should consult his or her own tax advisor with respect to the specific federal, state, local and other tax consequences of participation in the Plan.

     Stock Option. No income is recognized by a recipient of an option upon the grant of the option. Upon exercise of the option, compensation taxable as ordinary income (and subject to income tax withholding) will be realized by the recipient in an amount equal to the excess of the fair market value of the shares on the date of the exercise over the exercise price, and Brunswick will be entitled to a corresponding deduction. A subsequent sale of those shares will result in capital gain or loss measured by the difference between (i) the exercise price, increased by any compensation recognized by the recipient upon exercise of the option and (ii) the amount realized on the subsequent sale. Capital gain or loss will be long-term or short-term depending on how long the shares were held from the date the option was exercised. Brunswick will not be entitled to any deduction with respect to the amount recognized by the recipient as capital gain.

     Restricted and Performance Shares. A recipient of restricted or performance shares that are subject to restrictions or performance standards that constitute a substantial risk of forfeiture generally will be subject to tax at ordinary income rates at the time the restrictions on the restricted shares lapse, or the performance standards on the performance shares are satisfied, as applicable, in an amount equal to the excess of the fair market value of the shares at that time over the amount, if any, paid for the shares. However, the recipient may make an election to be taxed at the time the restricted or performance shares are granted (an "83(b) election"). If an 83(b) election is made, the recipient will recognize taxable income on the date of grant equal to the excess of the fair market value of the shares at that time over the amount, if any, paid for the shares as if there were no restrictions or performance standards. The amount of ordinary income recognized by a recipient of restricted or performance shares generally is deductible by Brunswick as a compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply. If the shares subject to an 83(b) election are subsequently forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes for the ordinary income recognized by the recipient with respect to the forfeited shares. If the terms of an award agreement provide that a recipient of restricted or performance shares will have the right to receive dividends, the amount of any cash dividends paid on restricted or performance shares for which an 83(b) election has not been made and before the restrictions lapse or the performance standards are satisfied, as applicable, will be treated as compensation taxable as ordinary income, rather than dividend income, and Brunswick will be entitled to a corresponding deduction.

     A subsequent sale of shares previously subject to restrictions or performance standards that constitute a substantial risk of forfeiture will result in capital gain or loss measured by the difference between (i) the sum of the amount, if any, paid for the shares plus the amount of any compensation recognized by the recipient upon expiration or satisfaction of the restrictions or performance standards, or if an 83(b) election was made, at the time of grant and (ii) the amount realized on the subsequent sale. Capital gain or loss will be long-term or short-term depending on how long the shares were held. The holding period to determine whether the recipient has long-term or short-term capital gain or loss begins when the restriction period expires or the performance standards are satisfied, or if an 83(b) election was made, on the date of the grant. Brunswick will not be entitled to any deduction with respect to the amount recognized by the recipient as capital gain.

     Restricted and Performance Units. A recipient of restricted or performance units generally will be subject to tax at ordinary income rates at the time the units are settled in an amount equal to the excess of the sum of the cash and the fair market value of the shares distributed at that time over the amount, if any, paid for the shares. This amount is generally deductible by Brunswick as a compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply. A subsequent sale of shares received upon settlement of any restricted or performance units will result in capital gain or loss measured by the difference between (i) the sum of the amount, if any, paid for the shares plus the amount of any compensation recognized by the recipient upon settlement of the units and (ii) the amount realized on the subsequent sale. Capital gain or loss will be long-term or short-term depending on how long the shares were held from the date the units were settled. Brunswick will not be entitled to any deduction with respect to the amount recognized by the recipient as capital gain.

     Stock. A recipient receiving unrestricted shares of Brunswick Common Stock will recognize compensation taxable as ordinary income (and subject to income tax withholding) at the time the Brunswick Common Stock is awarded in an amount equal to the excess of the then fair market value of the Brunswick Common Stock over the amount, if any, paid for the Brunswick Common Stock. This amount is generally deductible by Brunswick as a compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply.

     Other Brunswick Common Stock-based Awards. The federal income tax consequences of other Brunswick Common Stock-based awards will depend on how the awards are structured.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

         PROPOSAL NO. 3: APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee has appointed Ernst & Young LLP (Ernst & Young), independent public accountants, as auditors for Brunswick and its subsidiaries for fiscal year 2003. The Board of Directors recommends that the appointment of Ernst & Young as accountants for Brunswick and its subsidiaries be ratified. If shareholders do not ratify the appointment, the Board of Directors and the Audit Committee will reconsider their selection. Ernst & Young served as independent auditors for Brunswick and its subsidiaries for fiscal year 2002. Representatives of Ernst & Young will be present at the annual meeting of shareholders and afforded an opportunity to make a statement, if they desire to do so, and to respond to questions from shareholders.

     On March 13, 2002, Brunswick terminated its engagement of Arthur Andersen as independent auditors. The decision to terminate the engagement of Arthur Andersen was recommended by Brunswick's Audit and Finance Committee and approved by the Board of Directors.

     Arthur Andersen's report on the financial statements of Brunswick for each of the years ended December 31, 2000, and December 31, 2001, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the years ended December 31, 2000, and December 31, 2001, and the interim period between December 31, 2001, and March 13, 2002, there were no disagreements between Brunswick and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of the disagreements in connection with its report. During the years ended December 31, 2000, and December 31, 2001, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission).

     During the years ended December 31, 2000, and December 31, 2001, and the interim period between December 31, 2001, and March 13, 2002, Brunswick did not consult with Ernst & Young regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on Brunswick's financial statements or (iii) any matter that was either the subject of a disagreement (as described above) or a reportable event.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

FEES INCURRED FOR SERVICES OF ERNST & YOUNG

     For 2002, Brunswick incurred the following fees for services rendered by Ernst & Young, Brunswick's accountant during the fiscal year ended December 31, 2002:

     Audit Fees: Brunswick incurred $1,266,700 in fees for audit services rendered by Ernst & Young in connection with the audit of Brunswick's annual financial statements, reviews of Brunswick's quarterly reports on Form 10-Q and statutory audits required internationally.

     Financial Information Systems Design and Implementation Fees: Brunswick incurred no fees for financial information systems design and implementation services rendered by Ernst & Young during 2002.

     All Other Fees: Brunswick incurred $195,300 in fees for all services rendered by Ernst & Young during 2002 other than audit and financial information systems design and implementation services.

                             SHAREHOLDER PROPOSALS

     In order to be considered for inclusion in Brunswick's proxy materials for its 2004 annual meeting, a shareholder proposal must be received at Brunswick's principal executive offices at 1 N. Field Court, Lake Forest, Illinois 60045-4811 by November 27, 2003. In addition, Brunswick's By-laws establish an advance notice procedure for shareholder proposals to be brought before an annual meeting of shareholders, including proposed nominations of persons for election to the Board. A shareholder proposal or nomination intended to be brought before the 2004 annual meeting must be delivered to the Secretary no earlier than January 1, 2004, and no later than January 31, 2004. All proposals and nominations should be directed to Corporate Secretary, Brunswick Corporation, 1 N. Field Court, Lake Forest, Illinois 60045-4811.

     In order to assure the presence of the necessary quorum and to vote on the matters to come before the annual meeting, please indicate your choices on the enclosed proxy, and date, sign and return it promptly in the envelope provided. Alternatively, you may vote your proxy by telephone or via the Internet by following the instructions included with your proxy card.

                                          By order of the Board of Directors,

                                          /s/ MARSCHALL I. SMITH
                                          Marschall I. Smith
                                          Secretary

Lake Forest, Illinois
March 21, 2003

                                                                      APPENDIX I

                             BRUNSWICK CORPORATION

               PRINCIPLES AND PRACTICES OF THE BOARD OF DIRECTORS

                     AS APPROVED BY THE BOARD OF DIRECTORS

                                DECEMBER 5, 2002

                               TABLE OF CONTENTS

OVERVIEW....................................................    I-1

BOARD ROLES AND RESPONSIBILITIES............................    I-1
  Board Objective...........................................    I-1
  Board Responsibilities....................................    I-1
  Expectations of Individual Directors......................    I-1
  Board's Expectations Of Management........................    I-2

BOARD SELECTION AND COMPOSITION.............................    I-2
  Definition of an Independent Director.....................    I-2
  Number of Directors.......................................    I-3
  Number of Independent Directors...........................    I-3
  Nomination and Selection of Directors.....................    I-3
  Board Leadership..........................................    I-4
  Director Retirement.......................................    I-4
  Change of Position........................................    I-4
  Service on Other Boards...................................    I-4
  Service on Boards of Competing or Interlocking
     Enterprises............................................    I-4
  Director Orientation and Continuing Education Program.....    I-5

BOARD OPERATIONS............................................    I-5
  Number of Regular Meetings................................    I-5
  Annual Agenda.............................................    I-5
  Extended Meeting..........................................    I-6
  Other Regular Meetings....................................    I-6
  Special Meetings..........................................    I-6
  Executive Sessions........................................    I-6
  Meeting Materials.........................................    I-6
  Board Contact with Management.............................    I-6
  Board Evaluation..........................................    I-6
  CEO Evaluation............................................    I-7
  Strategy..................................................    I-7
  Management Development and Succession Planning............    I-7
  Board Committees..........................................    I-7
  Committee Composition; Rotation of Membership.............    I-7
  Management Liaison Officers...............................    I-8
  Annual Committee Agenda...................................    I-8
  Committee Meeting Materials...............................    I-8
  Management Attendance at Committee Meetings...............    I-9
  Committee Reports to the Board............................    I-9
  Ad Hoc Committees.........................................    I-9

OTHER MATTERS...............................................    I-9
  Directors' Compensation...................................    I-9
  Directors' Share Ownership................................    I-9
  Management Service on Other Boards........................    I-9
  Communications............................................   I-10

                                    OVERVIEW

     These Principles and Practices (the "Principles") have been adopted by the Board of Directors (the "Board") of Brunswick Corporation (the "Corporation") to assist it in the performance of its duties and the exercise of its responsibilities. The Principles reflect the Board's current thinking with respect to corporate governance issues.

     The Board believes that good corporate governance is a source of competitive advantage for the Corporation. Management drives superior performance, but good corporate governance brings the skills, experience and judgment of the Board to bear on the Corporation's executive management team ("Management"), enabling Management to improve the Corporation's performance and maximize stockholder value.

     The Principles are guidelines. The Principles are neither intended to be, nor are they, rigid rules that govern the Board's activities. The Principles do not, and are not intended to, modify or constitute an interpretation of the Delaware General Corporation Law, the Corporation's Certificate of Incorporation or By-Laws, or any Federal, state or local law or regulation. The Principles are subject to modification from time to time by the Board.

                        BOARD ROLES AND RESPONSIBILITIES

BOARD OBJECTIVE

     The Board's objective is to oversee and direct Management in building long-term value for the stockholders of the Corporation ("the Stockholders"). The Board recognizes that in order to achieve this goal it must be sensitive to the interests of the Corporation's employees, customers, suppliers, creditors and the communities in which the Corporation operates.

BOARD RESPONSIBILITIES

     The Board is elected by and accountable to the Stockholders and is responsible for the strategic direction and control of the Corporation. In carrying out its responsibilities, the Board will exercise sound, informed, and independent business judgment. The Board recognizes that to do so requires individual preparation by each Director and group deliberation by the Board. The Board's responsibilities include both decision-making and oversight. Among other things, the Board's decision-making responsibilities include: (a) review and approval of the Corporation's mission, strategies, objectives and policies, as developed by Management; (b) the selection and evaluation of the Corporation's Chief Executive Officer ("CEO"); (c) the determination of the terms of the CEO's employment, including his or her compensation package; and (d) the approval of material investments or divestitures, strategic transactions, and any other significant transactions that are not in the ordinary course of the Corporation's business or affect the long-term capital structure of the Corporation. Among other things, the Board's oversight responsibilities include monitoring: (i) the Corporation's compliance with legal requirements and ethical standards; (ii) the performance of the Corporation (in relation to its mission, strategies, financial and non-financial objectives, and competitors); (iii) the Corporation's success in developing leaders and ensuring a strong management team with sound succession plans; (iv) the performance and effectiveness of the CEO and Management; and (v) the integrity of the Corporation's financial statements, reporting processes and internal controls. In addition, as appropriate, the Board should offer the CEO and Management constructive advice and counsel. All major decisions should be considered by the Board as a whole. The Board, at its sole discretion and at the Corporation's expense, may obtain advice and assistance from independent legal, financial, accounting and other advisors.

EXPECTATIONS OF INDIVIDUAL DIRECTORS

     Among other things, the Board expects each Director to: (a) understand the Corporation's businesses and the marketplaces in which they operate; (b) regularly attend meetings of the Board and of the

Committee(s) on which he or she serves; (c) review and understand the materials provided in advance of meetings and any other materials provided to the Board from time to time; (d) monitor and keep abreast of general economic, business and management news and trends, as well as developments in the Corporation's competitive environment and the Corporation's performance with respect to that environment; (e) actively, objectively and constructively participate in meetings and the strategic decision-making processes; (f) share his or her perspective, background, experience, knowledge and insights as they relate to the matters before the Board and its Committees; and (g) be reasonably available when requested to advise the CEO and Management on specific issues not requiring the attention of the full Board but where an individual Director's insights might be helpful to the CEO or Management.

BOARD'S EXPECTATIONS OF MANAGEMENT

     Among other things, the Board expects Management to: (a) provide strong, informed and ethical leadership; (b) develop strategies that build businesses with strong, sustainable marketplace positions, build Stockholder value over the long term, and provide timely and appropriate reporting of those strategies and business operations to the Board; (c) develop appropriate strategic, operating and financial plans; (d) maintain effective control of operations and report regularly on its programs to ensure compliance with the highest ethical standards, as well as with legal, regulatory and other requirements; (e) measure and report performance against peer enterprises; (f) provide sound succession planning and management development; (g) maintain a sound organizational structure; (h) inform the Board regularly of the status of key initiatives and changes in the Corporation's performance or the environment in which it operates; (i) timely address and resolve issues discussed at Board and Board Committee meetings; and (j) acting through the CEO, inform the Board of material developments on a timely basis, including periodic notification in between regularly scheduled Board meetings.

                        BOARD SELECTION AND COMPOSITION

DEFINITION OF INDEPENDENT DIRECTOR

     (a) An Independent Director is a director whom the Board has determined is free from any relationship with the Corporation (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Corporation) that would interfere with his or her exercise of independent business judgment (an "Independent Director"). A Director is not independent if he or she: (a) is, or within the prior five years has been, an employee or executive officer of the Corporation or any of its affiliates; (b) has a business relationship with the Corporation or is a partner, controlling stockholder or executive officer of any organization that has a business relationship with the Corporation, unless, in either case, the Board determines that the relationship is not such that it will interfere with the Director's exercise of independent business judgment; (c) is, or within the prior five years has been, an employee of any other business organization where any of the Corporation's executive officers serves on that business organization's compensation, nominating or directors' affairs committee; (d) is, or within the prior five years has been, affiliated with or employed by any accounting firm engaged by the Corporation or any affiliate of the Corporation as its independent auditor within the prior five years; or (e) is an immediate family member of an individual who is, or within the prior five years has been, an employee of the Corporation or any of its affiliates, an employee of any other business organization where any of the Corporation's executive officers serve on that business organization's compensation, nominating or directors' affairs committee, or affiliated with or employed by any accounting firm engaged by the Corporation or any affiliate of the Corporation as its independent auditor within the prior five years.

     (b) The following commercial or charitable relationships will not be considered to be material relationships that would impair a Director's independence:

          (i) if a Director is also a director or executive officer of another corporation that does business with the Corporation and the annual sales to, or purchases from, the Corporation are less than three percent of the annual revenues of the corporation he or she serves as a director or executive officer, and less than three percent of the annual revenues of the Corporation;

          (ii) if a Director is also a director or executive officer of another corporation which is indebted to the Corporation, or to which the Corporation is indebted, and the total amount of either corporation's indebtedness to the other is less than three percent of the total consolidated assets of the corporation he or she serves as a director or executive officer and less than three percent of the total consolidated assets of the Corporation; and

          (iii) if a Director serves as an officer, director or trustee of a charitable organization, and the Corporation's discretionary charitable contributions to the organization are less than three percent of that organization's total annual charitable receipts.

     The Board will annually review all commercial and charitable relationships of directors. Whether the Company's directors meet these categorical independence tests will be reviewed and will be made public annually prior to their standing for re-election to the Board.

     (c) For relationships not covered by the guidelines in paragraph (b) above, the determination of whether the relationship is material or not, and, therefore, whether the Director would be an Independent Director or not, shall be made by the Directors who satisfy the independence guidelines set forth in paragraphs (a) and (b) above. For example, if a Director is an executive officer of a corporation that purchases products and services from the Corporation that are more than three percent of that corporation's annual revenues, the Independent Directors could determine, after considering all of the relevant circumstances, whether such a relationship was material or immaterial, and whether the Director would therefore be considered an Independent Director. The Corporation would explain in the next proxy statement the basis for any Board determination that a relationship was immaterial despite the fact that it did not meet the categorical standards of immateriality set forth in paragraph (b) above."

NUMBER OF DIRECTORS

     The Board should have a sufficient number of Directors to reflect a substantial diversity of perspectives, backgrounds and experiences, but not so many Directors that the size of the Board hinders effective discussion or diminishes individual accountability. Given the current size and complexity of the Corporation's businesses, the Board believes that its normal size would be in the range from 9 to 12 Independent Directors. A larger number of Directors may be appropriate on an interim basis or temporarily to provide continuity when retirements are pending. From time to time, the Board will evaluate its size in light of changes in the size and complexity of the Corporation's businesses and may change the specific number of Directors constituting the Board by resolution.

NUMBER OF INDEPENDENT DIRECTORS

     Independent Directors will constitute a substantial majority of the Board. No more than two members of Management may serve on the Board at the same time.

NOMINATION AND SELECTION OF DIRECTORS

     The Board as a whole will be responsible for nominating individuals for election to the Board by the Stockholders and for filling vacancies on the Board that may occur between annual meetings of the Stockholders. The Corporate Governance Committee, in consultation with the Chairman of the Board, will be responsible for identifying, screening, personally interviewing and recommending candidates to the entire Board. Nominees for Director will be selected on the basis of their integrity, experience, achievements, judgment, intelligence, personal character, ability to make independent analytical inquiries, willingness to devote adequate time to Board duties, and likelihood that he or she will be willing and able to serve on the Board for a sustained period. In connection with the selection of nominees for Director, due consideration will be given to the Board's overall balance of diversity of perspectives, backgrounds and experiences. It is the Board's policy that any potential nominee will have been interviewed by a majority of the members of the Corporate Governance Committee. The Corporate Governance Committee will consider any suggestions offered by other Directors or any Stockholder with respect to potential Directors. Stockholders may also nominate individuals for election to the Board in accordance with the Corporation's By-Laws.

BOARD LEADERSHIP

     The Corporation will have a Chairman of the Board and a Chief Executive Officer, who are currently the same person. The Board may, however, separate these two positions when it deems it to be in the best interests of the Corporation and the Stockholders to do so. If the Chairman and the CEO are the same person, the Independent Directors will select an Independent Director to act as the Board's leader when it meets in executive session or when the Board Chairman is unable to lead the Board's deliberations (the "Presiding Director"). The Presiding Director will also serve as a liaison between the Board and the CEO.

DIRECTOR RETIREMENT

     Directors normally will not stand for re-election if they have reached age 70 prior to the mailing to Stockholders of that year's Proxy Statement. If a Director reaches age 70 during his or her term of service, he or she will resign from the Board effective as of the Annual Meeting of Stockholders immediately following his or her 70th birthday. Any member of Management (including the CEO) who is a Director will retire from the Board at the same time he or she retires from active management with the Corporation, and will resign from the Board at the same time he or she ceases employment with the Corporation for any reason.

CHANGE OF POSITION

     Any non-employee Director who retires or changes the position held when the Director became a member of the Board will submit his or her resignation to the Board. The Corporate Governance Committee will consider whether or not such resignation should be accepted and make a recommendation to the Board. The Board will determine whether or not such Director will continue as a member of the Board.

SERVICE ON OTHER BOARDS

     The Board believes that individuals should limit the number of boards of directors or similar governing bodies of publicly-traded, for-profit corporations ("Public Boards") on which they serve in order to give proper attention to their responsibilities to each board. Directors will seek and obtain approval of the Corporate Governance Committee for memberships on Public Boards and shall inform the Chair of the Committee before agreeing to be considered for nomination to any Public Board. The Committee shall review the requirements of such board membership with the Director. As a general policy, the Board believes that Directors should limit their service to not more than three Public Boards in addition to the board of the company by which they are employed, but exceptions to this policy may be made in appropriate cases. Where a Director seeks to serve on more than three Public Boards, in addition to his or her employer's board, the Corporate Governance Committee will consider the request and submit its recommendation to the Board for consideration and decision. All memberships on other Public Boards by the CEO will be considered and decided by the full Board based upon the Corporate Governance Committee's recommendation. As a general rule, the Board's policy is that the CEO should not serve on more than two Public Boards in addition to the Board of the Corporation.

SERVICE ON BOARDS OF COMPETING OR INTERLOCKING ENTERPRISES

     A Director will not serve as a director, officer or employee of or consultant to any enterprise that is competitive with the businesses of the Corporation. Federal law regulates so-called "interlocking" directorates; and other restrictions are imposed where two or more Directors of the Corporation serve together on another board or similar body. Directors should seek legal guidance concerning such memberships, and inform the Corporate Governance Committee before agreeing to be considered for nomination to such a body.

DIRECTOR ORIENTATION AND CONTINUING EDUCATION PROGRAM

     The Board and Management will provide an orientation program for new Directors that includes management meetings, facility visits, and materials such as the Corporation's organizational and governance documents, recent Board and Committee minutes, recent Securities and Exchange Commission filings, strategic and operating plans, financial information, corporate structure and organizational charts, and information about the Corporation's businesses, products, services and the industries in which the Corporation operates. The Board and Management will also provide continuing education opportunities to all Directors and, on an ongoing basis, provide information concerning the best practices in corporate and board governance to all Directors. The Management Liaison Officer, as defined below, for the Corporate Governance Committee will be responsible for coordinating new and continuing education of Directors.

                                BOARD OPERATIONS

NUMBER OF REGULAR MEETINGS

     The Board normally will hold five regular meetings each year.

ANNUAL AGENDA

     The Chairman will prepare and propose an Annual Master Board Meeting Schedule and Agenda (the "Annual Agenda") for consideration by the Board at its first meeting following the Annual Meeting of Stockholders. The Annual Agenda will set aside sufficient time at the regular Board meetings for consideration of, and action with respect to, each of the matters set forth opposite such month below:

MEETING                                            SUBJECT
-------                                            -------
April/May.............   Annual Organizational Meeting of the Board; Performance and
                         composition of each of the standing committees of the Board;
                         Assessment and amendment if needed of these Principles;
                         Performance and Compensation of the CEO; Operating Report of
                         one Division or Corporate Initiative
July..................   Management development and succession planning; Review of
                         the Corporation's benefit plans; Operating Report of one
                         Division or Corporate Initiative; Activities, policies,
                         practices of Finance Committee; Review of the Corporation's
                         Compliance Program and Code of Ethical Conduct
October...............   Corporation's overall, long-term strategy and long-term
                         strategic and financial plans; Performance, structure,
                         composition and compensation of the Board; Operating Report of the Corporate Staff; Activities, policies, practices of
                         Audit Committee; Consideration of annual dividends
December..............   Corporation's short-term operating plans and capital and
                         operating budgets for the following calendar year; Combined strategic and operating plans of the Corporation's major
                         divisions; Review of the Corporation's Delegation of
                         Authority Policy; Operating Report of one Division or
                         Corporate Initiative; Activities, policies, practices of
                         Human Resource and Compensation Committee; Review of
                         Director Orientation and Education Program; Review Committee
                         Charters
February..............   Performance of the Corporation's major operating divisions;
                         Performance of the Board of Directors; Performance of
                         individual Directors prior to the time of his or her
                         renomination; Operating Report of one Division or Corporate
                         Initiative; Activities, policies, practices of Corporate
                         Governance Committee; Review of Information Technology
                         Program

EXTENDED MEETING

     One of the Board's meetings each year, normally the October meeting, will be scheduled over an extended period to permit detailed review of the Corporation's strategic plan.

OTHER REGULAR MEETINGS

     Most regular meetings of the Board will be held at the Corporation's headquarters. From time to time, the Board will meet at a major manufacturing or operating facility of the Corporation. This meeting will include a tour of the facility and meetings with local management.

SPECIAL MEETINGS

     Special meetings of the Board will be held from time to time when called in accordance with the By-Laws.

EXECUTIVE SESSIONS

     At each Board meeting, the Board will have an executive session of the Independent Directors. Such sessions are a normal part of the Board's deliberations and activities. These meetings will be chaired either by the Chairman (if he or she is an Independent Director) or by the Presiding Director (if the Chairman is not an Independent Director).

MEETING MATERIALS

     An agenda for each Board meeting will be sent to each Director in advance of the meeting together with: (a) written materials pertaining to the matters to be presented for Board decision at such meeting; (b) summary financial information needed to understand the performance of the Corporation; (c) minutes of the most recent Board meeting and of any Committee meetings held since the distribution of materials for the most recent Board meeting; and (d) other written materials that are available in advance of the meeting. Written materials should be designed to provide a foundation for the Board's discussion of key issues and allow the Board to make the most efficient use of its meeting time. Directors may request additional information or changes in the scope, amount or format of the information provided, and the CEO will make every effort to provide such additional information or make such changes.

BOARD CONTACT WITH MANAGEMENT

     The Corporation's Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary will attend all meetings of the Board other than executive sessions. The Board encourages the CEO to bring other members of Management and other employees into Board meetings to: (a) make presentations to the Board regarding matters that involve the individual; (b) provide additional insight and perspective concerning matters under discussion by the Board; (c) expose the Board to individuals with high potential for significant leadership roles in the Corporation; or (d) otherwise assist the Board in its work. Additionally, Directors may from time to time meet individually with members of Management. The CEO should be informed of such meetings in advance and, following such meetings, informed of the results of and matters discussed during such meetings. Directors should use their access to Management with care so as not to undermine normal lines of management authority or take too much of Management's time.

BOARD EVALUATION

     The Board will annually review the functioning and performance of the Board and its committees (including assessing the size, composition and structure of the Board and its committees; the agenda and calendar of the Board and its committees; the information Directors receive; and the Board's other processes and procedures). Such review will be coordinated by the Corporate Governance Committee.

CEO EVALUATION

     Each year the Board will develop criteria that will be used to evaluate the CEO's performance. These criteria will include, among other things, the Corporation's performance against its strategic and operating plans, as well as achievements in management development and succession planning. The appropriate Management Liaison Officer(s), as defined below, will survey leading corporations and provide information regarding CEO evaluation processes. The Corporate Governance Committee, in conjunction with the Human Resource and Compensation Committee, will conduct the CEO's evaluation. The Corporate Governance Committee will solicit input from each of the Independent Directors regarding the CEO's performance, and share the results of the evaluation with the Board's Independent Directors. After discussion and approval by the Independent Directors, the Presiding Director (if the Chairman is the CEO) or the Chairman (if he or she is not the CEO) and the Chairs of the Human Resource and Compensation Committee and the Corporate Governance Committee will meet with the CEO to discuss the evaluation.

STRATEGY

     It is Management's responsibility to formulate, propose and implement strategy and the Board's role to approve strategic direction and to monitor strategic results. The Board and Management will each be better able to carry out their respective responsibilities regarding matters of strategy if there is an ongoing dialogue between the Board and the CEO and other members of Management. Board approval will be required for changes in long-range strategy (including resource allocation) and changes in long-term capital structure as well as any significant transactions that are not in the ordinary course of the Corporation's business.

MANAGEMENT DEVELOPMENT AND SUCCESSION PLANNING

     On an annual basis, the CEO will present a report on management development for key Management positions together with a proposed CEO Succession Plan to the Human Resource and Compensation Committee. The Committee will review the report and provide comments to the CEO who will then present the report on management development and the CEO Succession Plan to the Board for its consideration. In evaluating candidates to succeed the CEO the Board will, among other things, consider such candidates' integrity, experience, achievements, judgment, intelligence, personal character and potential for providing strong leadership to the Corporation in both the short and long term. If the CEO dies or otherwise becomes unable to carry out his or her responsibilities, the Human Resource and Compensation Committee will appoint an interim CEO pending selection of a new CEO by the Board.

BOARD COMMITTEES

     The Board currently has four standing Committees -- the Audit Committee, the Human Resource and Compensation Committee, the Corporate Governance Committee and the Finance Committee. The Board may, from time to time, expand or reduce the number of standing committees, change committee responsibilities or form ad hoc committees. The responsibilities of each standing committee will be determined by the Board from time to time. Those responsibilities will be set forth in a written committee charter adopted by the Board. Current copies of each of the charters are attached to these Principles. In general, the Committees should function to identify and focus on issues for discussion by the full Board. Each Committee Chair shall report regularly to the Board on Committee meetings and other Committee activities.

COMMITTEE COMPOSITION; ROTATION OF MEMBERSHIP

     The size, membership, and chairs of each Committee will be determined by the Board. Each of the Committees will be chaired by an Independent Director and consist of at least three members, all of whom will be Independent Directors. The membership and Chairs of the standing Committees will be rotated from time to time to allow Directors to serve on various committees over time and to promote continuity of membership and leadership on each Committee. The Chairman and CEO may participate in any Committee meeting except when such participation would present a conflict of interest or, in the case of a Chairman who is also the CEO, the meeting is an executive session of the Committee.

MANAGEMENT LIAISON OFFICERS

     The Board does not have a professional staff, but relies on Management to perform staff functions. Each Committee and the Board itself will be assigned a liaison officer from Management ("Management Liaison Officer") whose responsibilities shall include (a) maintaining regular contact with the Chair and members as appropriate; (b) conducting analysis, research and investigation, and preparing reports as requested by the Committee; (c) coordinating ongoing review of Committee responsibilities and providing advice to the Committee Chair on optimal methods of fulfilling those responsibilities; (d) assisting with the preparation of the Committee meeting agenda in coordination with the Committee Chair; (e) keeping accurate records of the Committee's activities; (f) executing Committee directives, subject to and in coordination with the CEO's overall responsibility to manage the Corporation; (g) maintaining contact with the Management Liaison Officers of the other Committees and with the CEO to ensure coordination of activities and directives; (h) monitoring and reporting developments in areas of interest to the Committee to ensure that the Corporation is following the best demonstrated practices in corporate management and governance and considering advanced practices; and (i) as requested by the Chair and on an ongoing basis as necessary or appropriate, providing advice to his or her assigned Committee and to its Chair.

     It is the expectation of the Board that each Management Liaison Officer will devote approximately 20 percent of his or her time to liaison duties. Management Liaison Officers will be designated by the CEO and will report to the CEO or other Executive Officer of the Corporation and will not have a reporting relationship to the Board or any Committee. Each Management Liaison Officer will keep the CEO fully informed of his or her activities as a Management Liaison Officer. Generally, the following Executive Officers of the Corporation will have the Management Liaison Officer responsibility shown:

ORGANIZATION                                                   LIAISON OFFICER
------------                                                   ---------------
Board of Directors....................................   Secretary and General
                                                         Counsel
Audit Committee.......................................   Controller
Human Resource and Compensation Committee.............   Chief Human Resource Officer
Finance Committee.....................................   Chief Financial Officer
Corporate Governance Committee........................   Secretary and General
                                                         Counsel

ANNUAL COMMITTEE AGENDA

     In connection with the preparation of the Board's Annual Agenda, the Chair of each Committee, in consultation with the CEO and the Presiding Director (or Chairman, if the CEO is not the Chairman), will prepare a master agenda and schedule for the Committee for the year. Copies of each Committee's master agenda and schedule will be distributed to all Directors.

COMMITTEE MEETING MATERIALS

     The Chair of each Committee will oversee the preparation of an agenda for each meeting. The agenda, together with: (a) written materials pertaining to the matters to be presented for consideration at such meeting; and (b) the minutes of the most recent meeting of the Committee, will be provided to each Committee member in advance.

     It is expected that the Management Liaison Officer for each Committee will be responsible for preparation and dissemination of these materials under the supervision of the Chair.

MANAGEMENT ATTENDANCE AT COMMITTEE MEETINGS

     The Chair of each Committee, in consultation with the CEO, will determine which members of Management in addition to the Management Liaison Officer will attend each Committee meeting. The CEO will be permitted to attend any Committee meeting except those designated as executive sessions.

COMMITTEE REPORTS TO THE BOARD

     At least once per year, the Chair of each Committee will make a presentation to the Board regarding the activities and policies and practices of his or her Committee. The purpose of such presentation is to inform Directors of the activities, policies and practices of Committees on which they do not serve.

AD HOC COMMITTEES

     In addition to the standing Committees, ad hoc committees may be formed from time to time by the Board. The size, membership, and chair of each ad hoc committee will be determined by the Board. Generally, the Chairs and most members of such committees will be Independent Directors. Members of Management may be appointed by the Board as ex officio members of such ad hoc committees.

                                 OTHER MATTERS

DIRECTORS' COMPENSATION

     Directors' compensation will be determined by the Board. Members of Management who are also Directors will not receive additional compensation for their service as Directors. The Board believes that it is important to align the interests of Directors with those of the Stockholders. Accordingly, the Board believes that a significant portion of Directors' compensation should be paid in stock, stock options or other forms of compensation that correlate with the market value of the Corporation. Management will report annually to the Corporate Governance Committee on the amount and composition of the compensation of the Corporation's Directors in relation to the compensation of Directors of comparable enterprises. Changes in Directors' compensation will be recommended to the Board by the Corporate Governance Committee.

DIRECTORS' SHARE OWNERSHIP

     Within 3 years of (a) April 30, 2003, or (b) the date on which a Director first became a Director, whichever is later, and thereafter for so long as each Director is a Director of the Corporation, each Director shall own common stock and deferred stock units of the Corporation totaling 10,000 shares; and, within 5 years of the dates set forth in (a) and (b) above, each Director shall own common stock and deferred stock units of the Corporation totaling 20,000 shares.

MANAGEMENT SERVICE ON OTHER BOARDS

     The Board believes that, in general, Management should devote its full business time and attention to the operation and management of the Corporation. The Board recognizes that members of Management, particularly the CEO, and the Corporation will benefit from service on other Public Boards. It is the Board's policy to encourage such membership in appropriate cases. If any member of Management who is not a member of the board desires to join a Public Board, he or she should advise the CEO of his or her desire to do so, prior to agreeing to be considered for nomination, and the CEO will consider whether or not such person and the Corporation will benefit from that person's service on such Public Board and if such membership will interfere with or detract from such person's responsibilities to the Corporation. The CEO will determine whether or not to permit such person to serve on the other Public Board and will report such other board memberships to the Board on an annual basis. The CEO and the Board shall consider the potential liability of the Corporation resulting from service by Management members on other

Public Boards, and will consider the financial stability and directors' liability insurance program of such corporations in connection with his or her consideration.

COMMUNICATIONS

     Management speaks for the Corporation. Inquiries from Stockholders, other investors, analysts, the press, customers, suppliers, or others should be referred to the CEO or other appropriate members of Management. Individual Directors may, from time to time, meet with various constituencies of the Corporation, at the request of or with the concurrence of Management. Obviously, Directors are free to meet with or address the public or special groups concerning board practices generally, and other matters of interest to the Directors not directly related to activities of the Corporation, and such contacts will not require Management concurrence.

                                                                       EXHIBIT A

                  BOARD OF DIRECTORS OF BRUNSWICK CORPORATION
                         CHARTER OF THE AUDIT COMMITTEE

                       (AS AMENDED THROUGH MARCH 1, 2003)

PURPOSE

     The Audit Committee (the "Committee") shall provide assistance to the board of directors (the "Board") in fulfilling the Board's responsibility to oversee:
(a) the Corporation's accounting, auditing and reporting practices; (b) the qualifications, independence and performance of the independent auditors; (c) the Corporation's system of internal controls, including the performance of the internal audit function; (d) the Corporation's disclosure policies and practices; (e) the quality and integrity of the Corporation's financial statements; and (f) compliance by the Corporation with legal and regulatory requirements. The Committee shall also prepare the report that the rules of the Securities Exchange Act of 1934 require to be included in the Corporation's annual proxy statement. Unless otherwise defined in this Charter, capitalized terms will have the meanings given to such terms in the Corporation's Principles and Practices of the Board of Directors (the "Principles and Practices").

     In carrying out its duties, the Committee shall maintain free and open communication with the Board, the independent auditors, the internal auditors and members of Management.

     The Committee's role is one of oversight and it recognizes that the Corporation's Management is responsible for preparing the Corporation's financial statements and that the independent auditors are responsible for auditing those financial statements. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Corporation's financial statements or any professional certification as to the work of the independent auditors.

MEMBERSHIP

     - The Committee shall be comprised of at least three members of the Board, one of whom shall be appointed as the chairman of the Committee (the "Chair").

     - The Board will appoint the Chair and members of the Committee following nomination by the Corporate Governance Committee.

     - The Chair and members of the Committee will be rotated from time to time.

     - All members of the Committee will be Independent Directors as defined by the New York Stock Exchange listing standards, and no member of the Committee can be an "affiliated person" as defined under applicable Securities and Exchange Commission rules and regulations.

     - Each Committee member must be financially literate, or must become financially literate within a reasonable period of time after his or her appointment to the Committee.

     - The Chair of the Committee shall have accounting or related financial management experience.

     - The Corporation will disclose whether or not it has an Audit Committee Financial Expert as defined by the SEC rules. The name of the individual will also be disclosed. If the Committee does not have an Audit Committee Financial Expert, the disclosure will include the reasons why.

     - Directors' fees are the only compensation that Committee members may receive from the Corporation.

MEETINGS

     - Periodically, the Committee will meet separately with each of the independent auditors, the internal audit function staff and members of Management. Such private meetings will occur at least quarterly, or as requested by the Committee, the independent auditors or the internal audit staff. The Committee may ask members of Management or others to attend meetings and provide pertinent information as necessary.

AUTHORITY AND RESPONSIBILITIES

     Among other items, the Committee shall:

  OVERSIGHT OF INDEPENDENT AUDITORS

     - Have the sole authority, at the Corporation's expense, to: (a) appoint,
       (b) terminate, (c) compensate and (d) oversee the Corporation's independent auditors, which shall report directly to the Committee. The appointment of the Corporation's independent auditors shall be subject to stockholder ratification.

     - Have the sole authority to approve, and shall approve in advance, all audit and non-audit engagements of the independent auditors. The Committee may delegate one or more of its members to grant approvals of audit and non-audit services, each of which approvals shall be reported to the full Committee at its next meeting.

     - Review and evaluate the qualifications, performance and independence of the independent auditors, including its lead audit partner, and periodically present its conclusions to the Board.

     - At least annually, obtain and review a report by the independent auditors describing: (a) the internal quality-control procedures used by the independent auditors; (b) any material issues raised by the most recent internal quality-control review or peer review of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the independent auditors, and any steps taken to deal with such issues; and (c) all relationships between the independent auditors and the Corporation.

     - Consider whether or not there should be a regular rotation of the independent auditors, and monitor the periodic rotation of the independent auditors' lead partner and the audit partner responsible for reviewing the audit.

  OVERSIGHT OF INTERNAL AUDIT FUNCTION

     - Review the performance of the Corporation's internal audit function (which shall report jointly to the Chair of the Committee and to Management).

     - Review the adequacy and effectiveness of the Corporation's internal controls, any special audit steps adopted in light of any material control deficiencies, and the performance and qualifications of the internal audit function staff.

     - Review and discuss significant findings on specific audits completed by the internal audit function and Management's responses to such findings, including any follow-up action undertaken as a result of such findings.

     - Discuss any changes in the planned scope of the internal audit, and the coordination of the internal and external audit functions.

     - Discuss with Management and the independent auditors the internal audit function responsibilities, budget and staffing.

  FINANCIAL AND DISCLOSURE MATTERS

     - Review accounting principles and financial statement presentations, including significant changes in the Corporation's selection or application of accounting principles.

     - Review and discuss the Corporation's reporting and disclosure policies.

     - Review and discuss with both Management and the independent auditors prior to public disclosure the Corporation's (a) annual audited and quarterly financial statements, (b) 10-K and 10-Q reports, including the "Management's Discussion and Analysis of Financial Condition and Results of Operations" and (c) annual and quarterly reports to stockholders.

     - Review the scope of the annual audit conducted by the independent auditors, and the independent auditors' opinion rendered with respect to the annual financial statements.

     - Review and discuss with the independent auditors any audit problems or difficulties and other issues and recommendations identified by the independent auditors together with Management's responses.

     - Review with the independent auditors any restrictions on the scope of the independent auditors' activities or access to requested information, and any significant disagreements with Management.

     - Review with the independent auditors: (a) any accounting adjustments noted or proposed by the auditors that were passed (as immaterial or otherwise); (b) any communications between the independent auditors and the auditors' national office with respect to issues presented by the engagement; and (c) any management or internal control letter issued, or proposed to be issued, by the independent auditors to the Corporation.

     - Review and discuss earnings announcements, financial information and earnings guidance provided to stockholders, analysts and rating agencies.

     - Review legal, regulatory, environmental and other matters including any off-balance sheet or off-shore transactions that have or could have an impact on the financial structure or financial results of the Corporation, or any non-ordinary course of business financial transactions.

     - Review and discuss policies regarding risk assessment and risk management, and significant risks and exposures confronted by the Corporation.

     - Review analyses and reports prepared by Management and/or the independent auditors concerning critical accounting policies and practices, and significant financial reporting issues and judgments or estimates made in connection with the preparation of the financial statements, including analyses of the effects of alternative generally accepted accounting principles methods on the financial statements.

     - Review the effect of regulatory and accounting initiatives on the financial statements of the Corporation.

  COMMITTEE GOVERNANCE/OTHER

     - Annually review the Committee's charter and performance and, if necessary and appropriate, recommend changes to the Corporate Governance Committee of the Board.

     - Recommend to the Board hiring practices for employees or former employees of the independent auditors consistent with Section 206 of the Sarbanes-Oxley Act of 2002.

     - Conduct or authorize investigations into any matters within the Committee's scope of responsibility.

     - At its sole discretion and the Corporation's expense, obtain advice and assistance from outside legal, financial, accounting or other experts.

     - Report to the Board on the Committee's activities following each meeting of the Committee.

     - Prepare the audit committee report required to be included in the Corporation's annual proxy statement stating whether the Committee has reviewed and discussed the audited financial statements with management; has received and considered independence disclosures from the independent auditors; and has recommended to the Board that the Corporation's audited financial statements should be included in the Corporation's Annual Report on Form 10-K.

     - Review any reports on internal controls in the Corporation's annual report to stockholders.

     - Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, including appropriate procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     - Monitor and consider implementation of best-demonstrated audit and control practices.

     - Meet jointly on at least an annual basis with the Finance Committee to review and discuss matters relevant to both committees.

                                                                       EXHIBIT B

                  BOARD OF DIRECTORS OF BRUNSWICK CORPORATION
                 CHARTER OF THE CORPORATE GOVERNANCE COMMITTEE

                     (AS AMENDED THROUGH DECEMBER 5, 2002)

PURPOSE

     The Corporate Governance Committee (the "Committee") is appointed by the board of directors (the "Board") of Brunswick Corporation (the "Corporation"), among other things, to: (a) identify individuals qualified to become Board members; (b) recommend to the Board director nominees for each annual meeting of the stockholders; (c) monitor developments in corporate governance practices and recommend modifications and improvements to the Principles and Practices of the Board of Directors (the "Principles and Practices"); and (d) oversee the Corporation's compliance with legal and regulatory requirements. Unless otherwise defined in this Charter, capitalized terms will have the meanings given to such terms in the Principles and Practices.

MEMBERSHIP

     - The Committee shall be comprised of at least three members of the Board, one of whom shall be appointed as the chairman of the Committee (the "Chair") and all of whom shall be Independent Directors as defined by the New York Stock Exchange listing standards.

     - The Board will appoint the Chair and members of the Committee, following nomination by the Corporate Governance Committee.

     - The Chair and members of the Committee will be rotated from time to time.

INDEPENDENT ADVICE; ENGAGEMENT OF CONSULTANTS

     - The Committee, at its sole discretion and the Corporation's expense, may obtain advice and assistance from outside, independent legal, financial, accounting and other advisors.

     - The Committee shall have sole authority, at the Corporation's expense, to engage and terminate search firms or consultants retained for the purpose of identifying director candidates.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

     Among other things, the Committee will:

     - Review policies and programs designed to ensure the Corporation's compliance with the highest ethical standards and with all applicable legal and regulatory requirements (including those relating to equal employment opportunities, employee health and safety, product safety, environmental matters, conflicts of interest and other business practices that reflect upon the Corporation's role as a responsible corporate citizen) and regularly report on such compliance to the Board, which is the body responsible for overseeing the Corporation's ethical and legal compliance.

     - Periodically receive reports on the Corporation's ethics and compliance program.

     - Coordinate the Board's annual review of the functioning and performance of the Board and the Committees (including assessing the size, composition and structure of the Board and its Committees; the agenda and calendar of the Board and its committees; the information Directors receive; and the Board's other processes and procedures).

     - In conjunction with the Human Resource and Compensation Committee, conduct the annual review of the CEO's performance.

     - Review and make recommendations to the Board with respect to Director compensation.

     - Recommend to the Board criteria for new Directors and establish guidelines to ensure appropriate diversity of perspective, background and experience.

     - In consultation with the Chairman, identify, screen, interview and recommend to the Board potential Director nominees.

     - Oversee the orientation of new Directors and continuing education of Directors.

     - Coordinate the review of the performance of each incumbent Director at the time of his or her renomination.

     - Coordinate the annual review of the Principles and Practices.

     - In consultation with the Chairman, recommend to the Board the size, membership and chairs of the Board's Committees.

     - Monitor changes in the Corporation's organizational structure and approve all major changes to the organizational structure.

     - Annually review the Committee's Charter, operations and performance and, if necessary or appropriate, recommend changes to the Charter or operations to the Board.

     - Monitor and consider developments and best practices in corporate governance practices.

                                                                       EXHIBIT C

                  BOARD OF DIRECTORS OF BRUNSWICK CORPORATION
                        CHARTER OF THE FINANCE COMMITTEE

                     (AS AMENDED THROUGH DECEMBER 5, 2002)

PURPOSE

     The Finance Committee (the "Committee") of the board of directors (the "Board") of Brunswick Corporation (the "Corporation") is appointed by the Board, among other things, to assist the Board with its oversight of the Corporation's financial performance, capital structure, financing, investment, tax, insurance, divestiture, merger and acquisition activities. Unless otherwise defined in this Charter, capitalized terms will have the meanings given to such terms in the Corporation's Principles and Practices of the Board of Directors (the "Principles and Practices").

MEMBERSHIP

     - The Committee shall be comprised of at least three members of the Board, one of whom shall be appointed as the chairman of the Committee (the "Chair") and all of whom shall be Independent Directors as defined by the New York Stock Exchange listing standards.

     - The Board will appoint the Chair and members of the Committee, following nomination by the Corporate Governance Committee.

     - The Chair and members of the Committee will be rotated from time to time.

INDEPENDENT ADVICE

     - The Committee, at its sole discretion and the Corporation's expense, may obtain advice and assistance from independent legal, financial, accounting and other advisors.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

     Among other things, the Committee will:

     - Review the Corporation's financial structure, including any special purpose entities, any other off-balance sheet or off-shore transactions that have or could have an impact on the financial structure of the Corporation, or any non-ordinary course of business financial transactions.

     - Review the Corporation's financial policies and procedures, capital expenditures and capital expenditure budgets, and proposals for corporate financing (including the issuance, sale and repurchase of the Corporation's securities).

     - Review proposals for short-term and long-term borrowings.

     - Make recommendations to the Board concerning the declaration and distribution of dividends.

     - Review and evaluate any risks associated with the Corporation's use of or investment in financial products, including risk management related to foreign currencies, commodity prices and interest rates.

     - Coordinate the Board's review of proposals for (and monitor the performance of): (a) material investments and divestitures (including mergers, acquisitions, new business ventures, joint ventures, leasing transactions, real estate transactions and other capital expenditures); and (b) other significant transactions that are not in the ordinary course of the Corporation's business.

     - Review and evaluate the Corporation's tax strategy, insurance coverage, and related matters.

     - Review and approve Director and Officer liability insurance.

     - Review and discuss policies regarding risk and risk management, significant risks and exposures.

     - Coordinate the Board's annual review of the Delegation of Authority Policy and oversee compliance with the policy.

     - Coordinate, together with the Human Resource and Compensation Committee, the annual review of the funding, performance and other matters related to the Corporation's pension plans.

     - Annually review the Committee's Charter and operations and, if necessary and appropriate, recommend changes to the Charter or operations to the Corporate Governance Committee.

     - Monitor and consider developments and best practices in financing and financial structuring practices.

                                                                       EXHIBIT D

                  BOARD OF DIRECTORS OF BRUNSWICK CORPORATION
                       CHARTER OF THE HUMAN RESOURCE AND
                             COMPENSATION COMMITTEE

                     (AS AMENDED THROUGH DECEMBER 5, 2002)

PURPOSE

     The Human Resource and Compensation Committee (the "Committee") is appointed by the board of directors (the "Board") of Brunswick Corporation (the "Corporation"), among other things, to: (a) discharge the Board's responsibilities relating to (i) compensation of the Corporation's executives,
(ii) management development and (iii) executive benefits; and (b) produce an annual report on executive compensation for inclusion in the Corporation's proxy statement in accordance with the applicable Securities and Exchange Commission ("SEC") rules and regulations. Unless otherwise defined in this Charter, capitalized terms will have the meanings given to such terms in the Corporation's Principles and Practices of the Board of Directors (the "Principles and Practices").

MEMBERSHIP

     - The Committee shall be comprised of at least three members of the Board, one of whom shall be appointed as the chairman of the Committee (the "Chair") and all of whom shall be Independent Directors as defined by the New York Stock Exchange listing standards.

     - The Board will appoint the Chair and members of the Committee, following nomination by the Corporate Governance Committee.

     - The Chair and members of the Committee will be rotated from time to time.

INDEPENDENT ADVICE; ENGAGEMENT OF CONSULTANTS

     - The Committee, at its sole discretion and the Corporation's expense, may obtain advice and assistance from independent legal, financial, accounting or other advisors, including but not limited to advisors retained to review the compensation of any Director, the Chief Executive Officer ("CEO") or any other member of Senior Management ("Senior Management").

     - No compensation consultant will be engaged to assist in the evaluation of compensation for any member of Senior Management without the prior approval of the Committee, except that management may, in its discretion, engage compensation, benefit and other consultants to provide advice with respect to and assist with the development of broad-based compensation and benefit programs in which members of Senior Management participate on the same or similar basis as other employees of the Corporation.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

     Among other things, the Committee will:

     - In conjunction with the Corporate Governance Committee, conduct the annual review of the CEO's performance.

     - Review and comment on management development for key management positions and coordinate, together with the CEO, the Board's annual review of the CEO Succession Plan.

     - In the case of the CEO's death or inability to carry out his or her responsibilities, appoint an interim CEO pending selection of a new CEO by the Board.

     - Approve the equity-based compensation (including stock options, restricted shares, performance shares, etc.) of the CEO, and make recommendations to the Board with respect to salary, bonus and all other non-equity-based compensation of the CEO, taking into account, among other things, (a) the CEO's performance, (b) the Corporation's achievement of its corporate objectives, (c) compensation practices at peer companies and the market in general, (d) the Corporation's performance and relative stockholder return, and (e) awards given to the CEO in prior years.

     - Approve the compensation (including salary, bonus, equity-based and other incentive compensation) to be paid to other members of Senior Management, and authorize Senior Management to approve awards to employees who are not members of Senior Management up to specific share allocations.

     - Approve benefit programs that specifically benefit Senior Management.

     - Develop and oversee policies for the administration of compensation and benefit plans.

     - Coordinate, together with the Finance Committee, the annual review of the funding, performance and other matters related to the Corporation's pension plans.

     - Review and coordinate Board review of the Corporation's compensation and benefit plans for alignment with corporate objectives.

     - Specifically approve the terms and conditions of any stock option and other equity-based awards for the CEO and other members of Senior Management, develop recommendations for Board approval regarding awards to the CEO, approve awards for other members of Senior Management and authorize Senior Management to approve awards to employees who are not members of Senior Management up to specific share allocations.

     - Annually prepare the Board Compensation Committee report that is required to be included in the Corporation's proxy statement.

     - Annually review the Committee's charter, operations and performance and, if necessary and appropriate, recommend changes to the Corporate Governance Committee of the Board.

     - Monitor and consider developments and best practices in human resource and compensation practices

                                                                     APPENDIX II

                             BRUNSWICK CORPORATION

                           2003 STOCK INCENTIVE PLAN

1.  PURPOSE

     The purpose of the Brunswick Corporation 2003 Stock Incentive Plan is to provide incentives and rewards to (i) support the execution of the Corporation's business and human resource strategies; (ii) provide for the compensation of Non-Employee Directors and (iii) more closely align the interests of Participants with those of the Corporation's stockholders.

2.  DEFINITIONS

     (a) "Award" includes, without limitation, shares of Stock, stock options, restricted and performance shares, restricted and performance units, dividend or equivalent rights, or other awards that are valued in whole or in part by reference to, or are otherwise based on, Stock.

     (b) "Award Summary" means a written summary setting forth the terms and conditions of each Award made under this Plan.

     (c) "Board" means the Board of Directors of the Corporation.

     (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     (e) "Compensation Committee" means the Human Resource and Compensation Committee of the Board or such other committee as the Board may designate from time to time to administer this Plan.

     (f) "Corporation" means Brunswick Corporation, a Delaware corporation.

     (g) "Employee" means an employee of the Corporation or a Subsidiary.

     (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (i) "Fair Market Value" means the closing price on the New York Stock Exchange Composite Transactions Tape on the relevant valuation date or on the next preceding date on which a closing price was quoted.

     (j) "Governance Committee" means the Corporate Governance Committee of the Board or such other committee as the Board may designate from time to time.

     (k) "Non-Employee Director" means any member of the Board who is not an Employee.

     (l) "Participant" means a person who has been granted an Award under this Plan.

     (m) "Plan" means this Brunswick Corporation 2003 Stock Incentive Plan.

     (n) "Stock" means the common stock, $0.75 par value, of the Corporation.

     (o) "Subsidiary" means any corporation or other entity in which the Corporation has a proprietary interest of more than 50% by reason of stock ownership or otherwise.

3.  ELIGIBILITY

     Employees selected by the Compensation Committee and Non-Employee Directors selected by the Governance Committee are eligible to receive Awards.

4.  PLAN ADMINISTRATION

     (a) Except as otherwise determined by the Board or specifically set forth herein, this Plan shall be administered by the Compensation Committee. The Compensation Committee shall determine the terms of Awards granted to Employees. The Compensation Committee shall, subject to the terms of this Plan, establish rules and regulations it deems necessary or desirable for Plan administration.

     (b) Notwithstanding anything contained in this Plan to the contrary and except as otherwise determined by the Board, the Governance Committee shall determine the terms of Awards granted to Non-Employee Directors, and shall exercise all the authority of the Compensation Committee under this Plan as the same relates to such Awards.

     (c) To the extent permitted by applicable law, each of the Compensation Committee and the Governance Committee may designate others to carry out its responsibilities; provided, however, that neither may delegate its power and authority to others with regard to the selection for participation in this Plan of a person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an Award to such person.

     (d) The Compensation Committee shall have the authority at any time prior to a Change of Control (as defined in Section 12) to cancel Awards for reasonable cause and to provide for the conditions and circumstances under which Awards shall be forfeited.

     (e) The Compensation Committee shall have authority to interpret and construe the provisions of this Plan and the Award Summaries, and the application thereof, and make determinations which shall be final, binding and conclusive on all persons.

     (f) The members of the Board, the Compensation Committee, the Governance Committee and any person to whom the Compensation Committee or Governance Committee delegates any of its power and authority (i) shall not be liable for any action, omission, determination, interpretation or construction made in connection with this Plan in good faith, and (ii) shall be entitled to indemnification and reimbursement to the full extent permitted by applicable law, except as otherwise may be provided in the Corporation's Certificate of Incorporation and/or By-Laws, as each may be amended from time to time, and under any directors' and officers' liability insurance that may be in effect from time to time.

5.  STOCK SUBJECT TO PROVISIONS OF THIS PLAN

     The stock subject to the provisions of this Plan shall be:

          (a) 4,000,000 shares of Stock, which may be either authorized but unissued Stock or Stock held as treasury stock;

          (b) Shares of Stock available, as of the effective date of this Plan, for future grants of awards under the Brunswick Corporation 1991 Stock Plan (the "1991 Plan"), which shares upon the effectiveness of this Plan shall no longer be available under the 1991 Plan; and

          (c) Shares of Stock represented by Awards under this Plan, awards under the 1991 Plan or awards under the Corporation's 1997 Stock Plan for Non-Employee Directors (the "1997 Plan") (i) which are cancelled, forfeited, surrendered, terminated, paid in cash or expire unexercised or
     (ii) which are not issued or delivered by reason of the delivery or withholding of shares of Stock to pay all or a portion of the exercise price, if any, or to satisfy all or a portion of applicable tax withholding obligations.

     The total number of shares of Stock with respect to which Awards other than stock options may be granted under this Plan shall not exceed twenty-five percent (25%) of the number of shares of Stock identified in Sections 5(a) and 5(b). The maximum number of shares of Stock with respect to which stock options may be granted during any calendar year to any person shall be 1,000,000.

6.  AWARDS UNDER THIS PLAN

     In addition to shares of Stock, the following types of Awards and other stock-based Awards may be granted under this Plan on a stand alone, combination or tandem basis:

          (a) Stock Option. A right to buy a specified number of shares of Stock at a fixed exercise price during a specified time; provided that the exercise price of any option shall not be less than 100% of the Fair Market Value of the Stock on the date of grant of the option. The exercise price of any option granted under this Plan may not be reduced or otherwise adjusted other than as provided in Section 10.

          (b) Restricted And Performance Shares. A transfer of Stock to a Participant, subject to such restrictions on transfer or other incidents of ownership, or subject to specified performance standards for specified periods of time.

          (c) Restricted And Performance Share Unit. A fixed or variable share or dollar denominated unit subject to conditions of vesting, performance and time of payment, which unit may be paid in Stock, cash or a combination of both.

          (d) Other Stock-Based Awards. Other Stock-based Awards which are related to or serve a similar function to those Awards set forth in this
     Section 6.

     In addition to granting Awards for purposes of incentive compensation, Awards may also be made in tandem with or in lieu of current or deferred compensation.

     No Stock shall be issued pursuant to any Award unless consideration at least equal to the par value of the Stock has been received by the Corporation in the form of cash, services rendered or property.

7.  AWARD SUMMARIES

     Each Award under this Plan shall be evidenced by an Award Summary. Delivery of an Award Summary to each Participant shall constitute an agreement, subject to Section 4(e) and Section 9 of this Plan, between the Corporation and the Participant as to the terms and conditions of the Award.

8.  OTHER TERMS AND CONDITIONS

     (a) Assignability. No Award shall be assignable or transferable except by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or in accordance with guidelines established by the Compensation Committee.

     (b) Rights As A Stockholder. A Participant shall have no rights as a stockholder with respect to shares of Stock covered by an Award until the date the Participant or his nominee, guardian or legal representative is the holder of record. No adjustment will be made for dividends or other rights for which the record date is prior to such date.

     (c) Withholding. Except as otherwise provided by the Compensation Committee, (i) the deduction of withholding and any other taxes required by law will be made from all amounts paid in cash and (ii) in the case of payments of Awards in shares of Stock, the Participant shall be required to pay in cash the amount of any taxes required to be withheld prior to receipt of such Stock, or alternatively, a number of shares of Stock the Fair Market Value of which equals the amount required to be withheld may be deducted from the payment; provided, however, that the number of shares of Stock so deducted may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate.

9.  AMENDMENTS

     The Board or the Compensation Committee may alter, amend, suspend or discontinue this Plan at any time or at any time prior to a Change of Control (as defined in Section 12) alter or amend any or all Award Summaries granted under this Plan to the extent permitted by law. Any such action may be taken without the approval of the Corporation's stockholders, but only to the extent that such stockholder approval is not required by applicable law or regulation, including, without limitation, applicable stock exchange rules.

10.  RECAPITALIZATION

     In the event of any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in shares, effected without receipt of consideration by the Corporation, or other change in corporate or capital structure, the number and class of securities available under this Plan, the maximum number of securities available for Awards other than stock options, the number and class of securities subject to each outstanding stock option and the purchase price per security, the maximum number of securities with respect to which stock options may be granted during any calendar year to any person, the number and class of securities subject to each outstanding Award, and the terms of each outstanding Award shall be appropriately adjusted by the Compensation Committee, such adjustments to be made in the case of outstanding options without an increase in the aggregate purchase price; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated. The decision of the Compensation Committee regarding any such adjustment shall be final, binding and conclusive.

11.  NO RIGHT TO PARTICIPATION OR EMPLOYMENT

     No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ or service of the Corporation or a Subsidiary. Further, the Corporation and each Subsidiary expressly reserve the right at any time to dismiss a Participant free from any liability or claim under this Plan, except as provided herein or in any Award Summary issued hereunder.

12.  CHANGE IN CONTROL

     The term "Change in Control" of the Corporation means a change in the beneficial ownership of the Corporation's voting stock or a change in the composition of the Board which occurs as follows:

          (i) any Person other than a trustee or other fiduciary of securities held under an employee benefit plan of the Corporation or any of its subsidiaries, is or becomes a beneficial owner, directly or indirectly, of stock of the Corporation representing 25% or more of the total voting power of the Corporation's then outstanding stock and securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in Clause (A) of paragraph (iv), below;

          (ii) a tender offer (for which a filing has been made with the Securities and Exchange Commission ("SEC") which purports to comply with the requirements of Section 14(d) of the Exchange Act and the corresponding SEC rules) is made for the stock of the Corporation, which has not been negotiated and approved by the Board, then the first to occur of:

             (A) any time during the offer when the Person making the offer owns or has accepted for payment stock of the Corporation with 25% or more of the total voting power of the Corporation's stock, or

             (B) three business days before the offer is to terminate unless the offer is withdrawn first if the Person making the offer could own, by the terms of the offer plus any shares owned by this Person, stock with 50% or more of the total voting power of the Corporation's stock when the offer terminates;

          (iii) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board"), cease for any reason to constitute a majority thereof; provided, however, that any individual becoming a director whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least 75% of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

          (iv) there is consummated a merger or consolidation of the Corporation (or any direct or indirect subsidiary of the Corporation) with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 75% of the combined voting power of the stock and securities of the Corporation or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of stock and securities of the Corporation representing more than 25% of the combined voting power of the Corporation's then outstanding stock and securities; or

          (v) the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation or there is consummated an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets other than a sale or disposition by the Corporation of all or substantially all of the assets to an entity at least 75% of the combined voting power of the stock and securities which is owned by Persons in substantially the same proportions as their ownership of the Corporation's voting stock immediately prior to such sale.

     As used in this Section 12, "Person" shall mean any person (as defined in Section 3(a)(9) of the Exchange Act, as such term is modified in Section 13(d) and 14(d) of the Exchange Act) other than (1) any employee plan established by the Corporation, (2) the Corporation or any of its affiliates (as defined in Rule 12b-2 promulgated under the Exchange Act),
     (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) a corporation owned, directly or indirectly, by stockholders of the Corporation in substantially the same proportions as their ownership of the Corporation. "Beneficial Owner" shall mean beneficial owner as defined in Rule 13d-3 under the Exchange Act.

13.  GOVERNING LAW

     To the extent that federal laws do not otherwise control, this Plan shall be construed in accordance with and governed by the law of the State of Illinois.

14.  SUPPLEMENTAL PLANS

     The Board shall have the authority to adopt plans, supplemental to this Plan, covering Participants residing outside the United States.

15.  SAVINGS CLAUSE

     This Plan is intended to comply in all aspects with applicable law and regulation. In case any one or more of the provisions of this Plan shall be held invalid, illegal or unenforceable in any respect under applicable law and regulation, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal or unenforceable provision shall be deemed null and void; however, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Plan to be construed in compliance with all applicable laws so as to foster the intent of this Plan.

16.  EFFECTIVE DATE AND TERM

     This Plan shall be submitted to the stockholders of the Corporation for approval and, if approved by the affirmative vote of a majority of the shares of Stock present in person or represented by proxy at the 2003 annual meeting of stockholders, shall become effective as of the date of such approval. This Plan shall remain in effect until terminated by the Board.

[BRUNSWICK LOGO]

                           TWO ADDITIONAL WAYS TO VOTE

                   VOTE BY INTERNET                                       VOTE BY TELEPHONE

       IT'S FAST, CONVENIENT, AND YOUR VOTE IS
        IMMEDIATELY CONFIRMED AND REGISTERED.                  IT'S FAST, CONVENIENT, AND YOUR VOTE IS
      YOU MAY ALSO GIVE YOUR CONSENT TO HAVE ALL                IMMEDIATELY CONFIRMED AND REGISTERED.
      FUTURE PROXY STATEMENTS AND ANNUAL REPORTS
           DELIVERED TO YOU ELECTRONICALLY.
                                                             CALL TOLL-FREE ON A TOUCH-TONE PHONE IN THE
                 GO TO WEB SITE                                          U.S. OR CANADA
               WWW.PROXYVOTE.COM                                         1-800-690-6903

Follow these four easy steps:                         Follow these four easy steps:

-     Read the accompanying Proxy Statement and       -      Read the accompanying Proxy Statement and
      Proxy Card.                                            Proxy Card.

-     Go to Web site WWW.PROXYVOTE.COM.               -      Call the toll-free phone number above.

-     Enter your unique 12-digit Control Number       -      Enter your unique 12-digit Control Number
      located on your Proxy Card.                            located on your Proxy Card.

-     Follow the simple instructions.                 -      Follow the simple instructions.


                               VOTE 24 HOURS A DAY

      DO NOT RETURN PROXY CARD IF YOU ARE VOTING BY INTERNET OR TELEPHONE

      Registered
--------------------------------------------------------------------------------

Proxy

                Solicited on behalf of the Board of Directors of
                              BRUNSWICK CORPORATION

   The undersigned hereby appoints V.J. Reich, M.I. Smith and L.C. Chatfield II, and each of them, as proxies with power of substitution, and hereby authorizes them to represent and to vote, in accordance with the instructions on the reverse side, all shares of Common Stock of Brunswick Corporation that the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on April 30, 2003, or any adjournment thereof.

   This proxy also provides voting instructions for shares held by Vanguard Fiduciary Trust Company the trustee for the Brunswick Employee Stock Ownership Plan, the Brunswick Retirement Savings Plan and the Brunswick Rewards Plan, and directs such trustee to vote, as indicated on the reverse side of this card, any shares allocated to your account in these plans. The Trustee will vote your shares as you direct. The Trustee will vote allocated shares of the Company's stock (except shares acquired with tax credit contributions) for which proxies are not received and unallocated shares in direct proportion to voting by allocated shares for which proxies are received.

   THIS PROXY/VOTING INSTRUCTION CARD IS SOLICITED PURSUANT TO A SEPARATE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED. THIS CARD SHOULD BE VOTED, BY MAIL, INTERNET OR TELEPHONE, IN TIME TO REACH THE COMPANY'S PROXY TABULATOR, AUTOMATIC DATA PROCESSING, BY 11:59 P.M. EASTERN DAYLIGHT TIME ON TUESDAY, APRIL 29, 2003, FOR ALL REGISTERED SHARES TO BE VOTED AND BY 5:00 P.M. EASTERN DAYLIGHT TIME ON FRIDAY, APRIL 25, 2003, FOR THE TRUSTEE TO VOTE THE PLAN SHARES. INDIVIDUAL PROXY VOTING AND VOTING INSTRUCTIONS WILL BE KEPT CONFIDENTIAL BY AUTOMATIC DATA PROCESSING AND WILL NOT BE PROVIDED TO THE COMPANY.

ADDRESS CHANGES/COMMENTS:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BRUNSWICK LOGO]                        VOTE BY INTERNET - WWW.PROXYVOTE.COM
BRUNSWICK CORPORATION                   Use the Internet to transmit your voting
1 N. FIELD CT.                          instructions and for electronic delivery
LAKE FOREST, IL 60045-4811 USA          of information up until 11:59 p.m.
                                        Eastern Daylight Time on Tuesday, April
                                        29, 2003. Have your proxy card in hand
                                        when you access the Web site. You will
                                        be prompted to enter your 12-digit
                                        Control Number, located below,to obtain
                                        your records and to create an electronic voting instruction form.

                                        VOTE BY PHONE - 1-800-690-6903
                                        Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time on Tuesday, April 29, 2003. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number, located below, and then follow the simple instructions provided by the Vote Voice.

                                        VOTE BY MAIL -
                                        Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Brunswick Corporation., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    BRNSWK    KEEP THIS PORTION FOR YOUR RECORDS
-----------------------------------------------------------------------------------------------------------
                                                                        DETACH AND RETURN THIS PORTION ONLY

                      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


BRUNSWICK CORPORATION

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR PROPOSALS 1, 2 AND 3.

1. Election of Directors-Nominees
   01) George W. Buckley                FOR    WITHHOLD     FOR ALL   To withhold authority to
   02) Michael J. Callahan              ALL       ALL       EXCEPT    vote, mark "For All Except"
   03) Manuel A. Fernandez                                            and write the nominee's
   04) Peter B. Hamilton                                              number on the line below.
   05) Roger W. Schipke                  __        __          __
                                        |__|      |__|        |__|    __________________________

                                                                                    FOR   AGAINST  ABSTAIN
                                                                                     __      __      __
2. Approval of the Brunswick Corporation 2003 Stock Incentive Plan                  |__|    |__|    |__|
                                                                                     __      __      __
3. Ratification of Ernst & Young LLP as independent auditors                        |__|    |__|    |__|

4. In their discretion, on such other business as may properly come before the meeting

THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS MADE,
THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

NOTE: Please sign exactly as name(s) appear hereon. When signing as attorney, executor, administrator, trustee, or guardian, please give full name as such.

Address change/comments? Please mark box to the    __
right and note on the reverse side of card.       |__|

                                                               YES    NO

If you plan to attend the annual meeting, please mark "YES"     __    __
to ensure that you will receive an admission ticket, which     |__|  |__|
you are required to obtain to attend the annual meeting.



--------------------------------------------             ----------------------------------
Signature [PLEASE SIGN WITHIN BOX]      Date             Signature (Joint Owners)      Date